PRINCIPAL FUNDS, INC.
650 8th Street, Des Moines, Iowa 50309
1-800-222-5852
February 24, 2014
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 650 8th Street, Des Moines, Iowa 50309, on April 18, 2014 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the SmallCap Growth Fund II (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the SmallCap Growth Fund I (the “Acquiring Fund”).
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 25, 2014. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of each Acquired Fund you owned as of January 28, 2014, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 16, 2014 or otherwise vote in a manner provided below by such date. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Nora M. Everett
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50309
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the SmallCap Growth Fund II:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SmallCap Growth Fund II ( the “Acquired Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 650 8th Street, Des Moines, Iowa 50309, on April 18, 2014, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal	Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Growth Fund II into the SmallCap Growth Fund I.
The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on January 28, 2014 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
February 24, 2014
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50309
______________________
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2014
RELATING TO THE REORGANIZATION OF THE SMALLCAP GROWTH FUND II INTO THE SMALLCAP GROWTH FUND I
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 650 8th Street, Des Moines, Iowa 50309, on April 18, 2014 at 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the SmallCap Growth Fund II (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the SmallCap Growth Fund I (the “Acquiring Fund”). Each of the Acquired Fund and the Acquiring Fund are generally referred to herein as a "Fund" and collectively, as the "Funds."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 25, 2014. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2013. Copies of these reports may be obtained without charge by writing PFI at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123.
A Statement of Additional Information dated February 24, 2014 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2013 and as supplemented, (File No. 033-59474) and the Statement of Additional Information for PFI, dated March 1, 2013 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is February 24, 2014.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). PFI currently offers 66 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50309.
Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
SmallCap Growth Fund II	Emerald Advisers, Inc. ("Emerald") *

Acquiring Fund	Sub-Advisor
SmallCap Growth Fund I	AllianceBernstein L.P. ("AllianceBernstein") Brown Advisory, LLC ("Brown") Columbus Circle Investors ("CCI")
*Upon completion of the Reorganization, Emerald will become an additional sub-advisor to the Acquiring Fund.
Each of PMC, AllianceBernstein, Brown, CCI, and Emerald is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.
AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.
Brown is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.
CCI is located at Metro Center, One Station Place, Stamford, CT 06902. CCI is an affiliate of PMC and a member of the Principal Financial Group.
Emerald is located at 3175 Oregon Pike, Leola, PA 17540.
THE REORGANIZATION
At its meeting held on December 10, 2013, the Board of Directors of PFI (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded with respect to the combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to the Acquired Fund are discussed under the proposal under “Information About the Reorganization -- Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be April 25 2014. Holders of Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of SmallCap Growth Fund II will receive, respectively, Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of SmallCap Growth Fund I. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan attached hereto as Appendix A.

The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquired and Acquiring Funds have experienced similar investment performance, with the Acquired Fund outperforming the Acquiring Fund over the one and three-year periods ended September 30, 2013, and the year ended December 31, 2013. The Acquiring Fund has a far greater asset base (approximately $1.8 billion in assets as of October 31, 2013) compared to the Acquired Fund (approximately $212 million in assets as of October 31, 2013). The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations.
The Acquiring Fund has a higher advisory fee than the Acquired Fund. The Acquired Fund shareholders, however, are expected to see similar overall net operating expense ratios with respect to all share classes, taking into account a contractual management fee waiver, which is effective until February 28, 2016. If this management fee waiver is not extended, the Acquiring Fund expenses could increase to a level that may be higher than currently experienced by shareholders of the Acquired Fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. Please see “Information About the Reorganization -- Federal Income Tax Consequences” for a discussion the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of that Acquired Fund.
The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See “Additional Information About the Funds -- Purchases, Redemptions and Exchanges of Shares.”
With respect to the Reorganization, the Acquired Fund is expected to achieve the greatest benefit from the reorganization. As discussed above and as a result of the reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has similar historical performance and better prospects for growth than the Acquired Fund, and they are not expected to experience increased fund operating expenses. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by PMC. The costs are estimated to be $25,000. The Acquired Fund will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $29,000 with an approximate gain of $7,597,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $0.48.
PROPOSAL:
Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Growth Fund II into the SmallCap Growth Fund I
Shareholders of the SmallCap Growth Fund II (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the SmallCap Growth Fund I (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in securities of small-cap companies. Both Funds invest in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

SmallCap Growth Fund II (Acquired Fund)	SmallCap Growth Fund I (Acquiring Fund)
Approximate Net Assets as of October 31, 2013
$211,925,000	$1,834,039,000
Investment Advisor:	PMC (for both funds)
Sub-Advisors and Portfolio Managers:
Emerald	AllianceBernstein
Joseph W. Garner has been with Emerald since 1994. He earned a B.A. in Economics from Millersville University and an M.B.A. from the Katz Graduate School of Business, University of Pittsburgh.
Bruce K. Aronow has been with AllianceBernstein since 1999. He earned a B.A. in Philosophy and Economics from Colgate University. Mr. Aronow has earned the right to use the Chartered Financial Analyst designation.

SmallCap Growth Fund II (Acquired Fund)	SmallCap Growth Fund I (Acquiring Fund)
Kenneth G. Mertz II has been with Emerald since 1992. He earned a B.A. in Economics from Millersville University. Mr. Mertz has earned the right to use the Chartered Financial Analyst designation.
Stacey L. Sears has been with Emerald since 1992. She earned a B.S. in Business Administration from Millersville University and an M.B.A. from Villanova University.

N. Kumar Kirpalani has been with AllianceBernstein since 1999. He earned a BTech from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani has earned the right to use the Chartered Financial Analyst designation.

Samantha S. Lau has been with AllianceBernstein since 1999. She earned a B.S. in Finance and Accounting from the Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng has been with AllianceBernstein since 2006. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). He earned a B.S. from National Taiwan University, an M.S. in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an M.B.A. from Graziadio School of Business and Management at Pepperdine University.

Brown

Christopher A. Berrier has been with Brown since 2005 and has been partner and co-portfolio manager of the Firm's Small-Cap Growth Strategy since he joined the Firm. Mr. Berrier earned an A.B. from Princeton University.

Timothy W. Hathaway has been with Brown since 1995 and has been partner and co-portfolio manager of the Firm's Small-Cap Growth Strategy since 2005. Mr. Hathaway earned a B.A. from Randolph-Macon College and an M.B.A. from Loyola College in 2001. He has earned the right to use the Chartered Financial Analyst Designation.

CCI

Clifford G. Fox has been with CCI since 1992. He earned an M.B.A. from the Stern School of Business, New York University and a B.S. from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation.

Katerina Wasserman has been with CCI since 2000. She earned a B.S. in Biochemistry from the State University of New York at Stony Brook and a master’s of Public Administration from the Robert F. Wagner Graduate School at New York University.

Emerald
(To be added upon the Reorganization.)
PMC	PMC
Mariateresa Monaco. Ms. Monaco has worked as a portfolio manager for Principal since 2009. Previously, she worked as a portfolio manager for Principal Global Investors, LLC, where she worked as a portfolio manager since 2005. Prior to that, Ms. Monaco worked for Fidelity Management and Research. She earned a master’s degree in Electrical Engineering from Politecnico di Torino, Italy, a master’s degree in Electrical Engineering from Northeastern University, and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.
Mariateresa Monaco. (See portfolio manager biographical profiles under Acquired Fund) EMERALD (To be added upon the Reorganization. See portfolio manager biographical profiles under Acquired Fund)

SmallCap Growth Fund II (Acquired Fund)	SmallCap Growth Fund I (Acquiring Fund)
Comparison of Investment Objectives and Strategies
Investment Objective:	Both Funds seeks long-term growth of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of 1) $6.0 billion or 2) the highest market capitalization of the companies comprising the Russell 2000® Growth Index (as of December 31, 2013, this range was between approximately $36 million and $5.268 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Fund's benchmark index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of: 1) $6.0 billion or 2) the highest market capitalization of the companies comprising the Russell 2000® Growth Index (as of December 31, 2013, the range was between approximately $36 million and $5.268 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Fund's benchmark index.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar, with the Acquiring Fund being subject to the risk of being an underlying fund. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk Applicable to Acquiring Fund:
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Fees and Expenses of the Funds
The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), Institutional Class, and Class J shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class, and Class J shares of the Acquiring Fund.
Shareholder Fees (fees paid directly from your investment) (for both Funds)

Class J
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%
The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2013; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2013; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2013 assuming that the Reorganization had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Total Operating Expense Ratio	Fee Waiver		Total Operating Expenses After Expense Reimbursement
(a) SmallCap Growth Fund II (Acquired Fund)
Institutional	1.00	‑	0.04	1.04	0.02	(1)	1.02
J	1.00	0.25	0.39	1.64	0.06	(1)(2)(3)	1.58
R-1	1.00	0.35	0.55	1.90	0.02	(1)	1.88
R-2	1.00	0.30	0.47	1.77	0.02	(1)	1.75
R-3	1.00	0.25	0.34	1.59	0.02	(1)	1.57
R-4	1.00	0.10	0.30	1.40	0.02	(1)	1.38
R-5	1.00	‑	0.28	1.28	0.02	(1)	1.26
(b) SmallCap Growth Fund I ( Acquiring Fund)
Institutional	1.08	‑	0.01	1.09	0.07	(4)	1.02
J	1.08	0.25	0.25	1.58	0.08	(2)(4)	1.50
R-1	1.08	0.35	0.53	1.96	0.07	(4)	1.89
R-2	1.08	0.30	0.45	1.83	0.07	(4)	1.76
R-3	1.08	0.25	0.32	1.65	0.07	(4)	1.58
R-4	1.08	0.10	0.28	1.46	0.07	(4)	1.39
R-5	1.08	‑	0.26	1.34	0.07	(4)	1.27
(c) SmallCap Growth Fund I (Acquiring Fund) (Pro forma assuming Reorganization)
Institutional	1.08	‑	0.01	1.09	0.07	(4)(5)	1.02
J	1.08	0.25	0.25	1.58	0.08	(2)(4)(5)	1.50
R-1	1.08	0.35	0.53	1.96	0.07	(4)(5)	1.89
R-2	1.08	0.30	0.45	1.83	0.07	(4)(5)	1.76
R-3	1.08	0.25	0.32	1.65	0.07	(4)(5)	1.58
R-4	1.08	0.10	0.28	1.46	0.07	(4)(5)	1.39
R-5	1.08	‑	0.26	1.34	0.07	(4)(5)	1.27

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending February 28, 2015; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.58% for Class J shares. It is expected that the expense limit will continue through the period ending February 28, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

(4)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2016. The fee waiver will reduce the Fund's Management Fees by 0.072% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(5)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.52% for Class J, 1.02% for Institutional, 1.89% for R-1, 1.76% for R-2, 1.58% for R-3, 1.39% for R-4, and 1.27% for R-5 shares. It is expected that the expense limit will continue through the period ending February 28, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Growth Fund II (Acquired Fund)	Institutional Class	$104	$329	$572	$1,269
	Class J	261	510	885	1,938
	Class R-1	191	595	1,024	2,220
	Class R-2	178	555	957	2,082
	Class R-3	160	500	863	1,887
	Class R-4	140	441	764	1,678
	Class R-5	128	404	700	1,543
SmallCap Growth Fund I (Acquiring Fund)	Institutional Class	104	338	593	1,321
	Class J	253	490	852	1,870
	Class R-1	192	607	1,050	2,279
	Class R-2	179	568	983	2,141
	Class R-3	161	512	889	1,948
	Class R-4	140	453	789	1,738
	Class R-5	129	416	726	1,606
SmallCap Growth Fund I (Acquiring Fund)	Institutional Class	104	338	593	1,321
(Pro forma assuming Reorganization)	Class J	253	490	852	1,870
	Class R-1	192	607	1,050	2,279
	Class R-2	179	568	983	2,141
	Class R-3	161	512	889	1,948
	Class R-4	140	453	789	1,738
	Class R-5	129	416	726	1,606
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Growth Fund II (Acquired Fund)	Class J	$161	$510	$885	$1,938
SmallCap Growth Fund I (Acquiring Fund)	Class J	153	490	852	1,870
SmallCap Growth Fund I (Acquiring Fund)	Class J	153	490	852	1,870
(Pro forma assuming Reorganization)

Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 78.5% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 74.7%.
Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

SmallCap Growth Fund II (Acquired Fund)	SmallCap Growth Fund I (Acquiring Fund)
First $500 million 1.00% Next $500 million 0.98% Next $500 million 0.96% Over $1.5 billion 0.95%	First $500 million 1.10% Next $500 million 1.08% Next $500 million 1.06% Next $500 million 1.05% Next $1 billion 1.04% Over $3 billion 1.03%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013.
Performance
The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how each Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Institutional Class Shares)
SmallCap Growth Fund II (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	19.14%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-29.82%

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Institutional Class Shares)
SmallCap Growth Fund I (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	19.78%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-29.22%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2013
	1 Year	5 Years	10 Years
SmallCap Growth Fund II (Acquired Fund)
Institutional Class Return Before Taxes	47.39%	22.52%	8.15%
Institutional Class Return After Taxes on Distributions	43.28	21.83	7.49
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	29.36	18.45	6.60
Class J Return Before Taxes	45.55	21.84	7.35
Class R-1 Return Before Taxes	46.18	21.46	7.21
Class R-2 Return Before Taxes	46.30	21.60	7.36
Class R-3 Return Before Taxes	46.47	21.83	7.54
Class R-4 Return Before Taxes	46.70	22.03	7.74
Class R-5 Return Before Taxes	47.04	22.19	7.87
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	43.30	22.58	9.41

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2013
	1 Year	5 Years	10 Years
SmallCap Growth Fund I (Acquiring Fund)
Institutional Class Return Before Taxes	43.00%	26.16%	10.31%
Institutional Class Return After Taxes on Distributions	39.24	25.04	9.58
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	26.67	21.69	8.47
Class J Return Before Taxes	41.25	25.31	9.44
Class R-1 Return Before Taxes	41.66	25.10	9.36
Class R-2 Return Before Taxes	41.88	25.27	9.50
Class R-3 Return Before Taxes	42.14	25.48	9.70
Class R-4 Return Before Taxes	42.31	25.71	9.90
Class R-5 Return Before Taxes	42.52	25.82	10.03
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	43.30	22.58	9.41
_________________________________
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquired and Acquiring Funds have experienced similar investment performance, with the Acquired Fund outperforming the Acquiring Fund over the one and three-year periods ended September 30, 2013, and the year ended December 31, 2013. The Acquiring Fund has a far greater asset base (approximately $1.8 billion in assets as of October 31, 2013) compared to Acquired Fund (approximately $212 million in assets as of October 31, 2013). The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations.
Board Consideration of the Reorganization
At its December 10, 2013 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	comparative investment performance of and other information pertaining to the Funds;

(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(7)	the absence of any material differences in the rights of shareholders of the Funds;

(8)
the financial strength, investment experience and resources of AllianceBernstein, Brown and CCI , which currently serve as sub-advisors to the Acquiring Fund as well as the proposed addition of Emerald to the Acquiring Fund following the Reorganization;

(9)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(10)
the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and

(13)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;

(2)
AllianceBernstein, Brown, CCI and the addition of Emerald, as sub-advisors responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)
the Acquiring Fund has a higher advisory fee than the Acquired Fund, however the Acquired Fund shareholders are expected to see the similar overall net operating expense ratios with respect to all share classes, taking into account a contractual management fee waiver.

(4)	the Acquiring Fund has outperformed the Acquired fund for the one-, and three-year periods ended September 30, 2013; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be April 25, 2014, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder.
The Plans may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transaction contemplated by the Plan would not be in the best interests of the shareholders of any or all of the Funds.
Under the Plan related to the Reorganization , PMC will pay all of the out-of-pocket costs in connection with the transaction contemplated under this Plan.
If a Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Funds or its shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2013, the Acquired Fund had no accumulated capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.

Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of October 31, 2013: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of October 31, 2013, both the Acquired Fund and the Acquiring Fund had outstanding seven classes of shares; Class J, Institutional, R-1, R-2, R-3, R-4, and R-5.
The Acquired Fund will pay any trading costs associated with the disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $29,000 with an approximate gain of $7,597,000 ($0.48 per share) on a U.S. GAAP basis.

	Share Class	Net Assets(000s)	NAV	Shares (000s)
SmallCap Growth Fund II	Institutional	$166,118	$13.68	12,140
(Acquired Fund)	J	27,747	11.73	2,365
	R-1	1,157	12.61	92
	R-2	2,952	12.23	241
	R-3	3,774	12.68	298
	R-4	3,970	12.96	306
	R-5	6,207	13.22	470
		$211,925		15,912

SmallCap Growth Fund I	Institutional	$1,729,462	$14.80	116,857
(Acquiring Fund)	J	30,644	12.63	2,426
	R-1	2,783	13.52	206
	R-2	4,061	13.25	307
	R-3	18,858	13.64	1,383
	R-4	16,584	14.04	1,181
	R-5	31,647	14.36	2,204
		$1,834,039		124,564

Decrease in shares outstanding of the Acquired	Institutional			(916)
Fund to reflect the exchange of shares of the	J			(168)
Acquiring Fund.	R-1			(6)
	R-2			(18)
	R-3			(21)
	R-4			(23)
	R-5			(38)

SmallCap Growth Fund I	Institutional	$1,895,580	$14.80	128,081
(Acquiring Fund)	J	58,391	12.63	4,623
(pro forma assuming Reorganization)	R-1	3,940	13.52	292
	R-2	7,013	13.25	530
	R-3	22,632	13.64	1,660
	R-4	20,554	14.04	1,464
	R-5	37,854	14.36	2,636
		$2,045,964		139,286
* Less than $500
** Less than $.005 per share

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.
The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable. The only difference between the two Funds is that the Acquiring Fund is subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	SMALLCAP GROWTH I	SMALLCAP GROWTH II
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal
Hedging	Non-Principal	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•
the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation (“Principal”) and/or sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of securities, but they may also invest in other assets, such as securities indices, government bonds, or currencies. ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

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Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

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Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
PMC defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Hedging
The success of a fund’s hedging strategy will be subject to the sub-advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the sub-advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the sub-advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of PMC and/or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.

Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Small and Medium Market Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
PMC is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of October 31, 2013, PFI SAM Portfolios, PFI Principal LifeTime Funds, PVC SAM Portfolios and PVC Principal LifeTime Accounts owned, in the aggregate, 50.95% of the outstanding shares of the SmallCap Growth Fund I.
Multiple Classes of Shares
The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds offer the following share classes: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J, and Institutional Class. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds
Fees and Expenses of the Funds
The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund. The Class R-1, R-2, R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."
Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.
One-time fees
Institutional and Retirement Class Shares:
Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.
Class J
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
The CDSC is waived on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);

•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or

•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

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sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee -- Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses -- A portion of expenses that are allocated to all classes of the Fund.

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Distribution Fee -- Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares, and Class J shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

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Transfer Agent Fee -- Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services. These services are currently provided at cost.

•	Acquired Fund Fees and Expenses -- Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Retirement Class Shares Only

•	Service Fee -- PMC has entered into a Service Agreement with PFI under which PMC performs personal services for shareholders.

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Administrative Service Fee -- PMC has entered into an Administrative Services Agreement with PFI under which PMC provides shareholder and administrative services for retirement plans and other beneficial owners of beneficial owners of Fund shares.

Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Class J and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation
Institutional Class Shares
None of the Funds has adopted a 12b-1 Plan for Institutional Class shares.
Retirement Class Shares
PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and R-4 shares. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.
Class J Shares
Each Fund has adopted a 12b-1 plan for its Class J shares. Under the 12b-1 Plans, the Funds may make payments from assets attributable to the particular share class to the Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.
The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Acquiring Funds is set forth below:

Share Class	12b-1 Fee
Class J	0.25%
The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries
If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.
Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.
Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by PMC or the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For each Fund the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Principal Funds, Inc. offers funds in multiple share classes: A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5. Funds available in multiple share classes have the same investments, but differing expenses. Classes Institutional, J, R-1, R-2, R-3, R-4, and R-5 shares are offered by the Acquired and Acquiring Funds. .
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
For Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5
Only eligible purchasers may buy Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. Principal Management Corporation reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability. Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
At the present time, eligible purchasers of Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares include but are not limited to:

•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain employer sponsored retirement plans with plan level omnibus accounts;

•	certain pension plans and employee benefit plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate; and

•	certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services.

For Institutional Class
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	investors investing at least $1,000,000 per fund;

•
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and

•	the portfolio manager of any adviser to the fund.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares
The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	retirement and pension plans to which Principal Life provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC.;

•	certain pension plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and

•	certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.
PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from PFD. PFD is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or a plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class J Shares
Class J shares are currently available only through registered representatives of:

•
Princor Financial Services Corporation who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);

•	selected broker-dealers selling Class J shares in conjunction with health savings accounts; and

•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.
For more information about Class J shares of the Funds, please call the Connection at 1-800-243-4380, extension 1000.
Fill out the PFI (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;

•	the PFI Fund in which you want to invest;

•	the amount of the investment;

•	your Social Security number; and

•	other required information.
Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

•
PFI may reject or cancel any purchase orders for any reason. For example, PFI does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, PFI may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

•
If you are making an initial purchase of PFI of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of PFI owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other PFI shares.

However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase.

•	The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, PFI will not issue certificates for shares. PFI may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of PFI and its shareholders.
Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.
Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Automatic Investment Plan
Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares
You may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment up to seven days, as permitted by federal securities law.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form.
The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.
The Funds generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Redemption fees. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Class J Shares
After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died;

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.
Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:

•	Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;

•
wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;

•	check is being sent to an address other than the account address;

•	account address has been changed within 15 days of the sell order; or

•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

*
If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If our phone lines are busy, you may need to send in a written sell order.

•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employee sponsored benefit plans.

•	If previously authorized, checks can be sent to a shareholder's U.S. bank account.
Systematic withdrawal plans:
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•
sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);

•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

•	You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application; or

•	sending us your written instructions; or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop; or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).
The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Exchange of Fund Shares
Class J Shares
Your shares in the Funds may be exchanged without a CDSC for the same share class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:

•	sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).

•	via the Internet at www.principalfunds.com.

•	calling us, if you have telephone privileges on the account.
Automatic Exchange Election
This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing an automatic Exchange Election form available on www.principalfunds.com,

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made, or

•	sending us your written instructions.
Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or

•	your Fund account balance is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General

•	An exchange by any joint owner is binding on all joint owners.

•
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and broker-dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.

•
For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Frequent Purchases and Redemptions
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.
The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds have also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may harm the Funds.
Institutional Class Shares
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.
Retirement Class Shares
The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.
Class J Shares
Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares. In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•	Increasing the excessive trading fee to 2%,

•	Increasing the excessive trading fee period from 30 days to as much as 90 days,

•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,

•	Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"

•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and

•	Taking such other action as directed by the Fund.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment date is annually in December. For more details on the payment schedule, go to www.principalfunds.com.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another of the PFI Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Notes:

•	A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
Tax Considerations
Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.
Portfolio Holdings Information
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.
VOTING INFORMATION
Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50309, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on January 28, 2014 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of each Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. The approval of one Reorganization is not contingent upon approval of any other Reorganization.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership”.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by PMC.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of January 28, 2014, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

SmallCap Growth Fund II		SmallCap Growth Fund I
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Institutional	13,259,439.476	Institutional	129,580,357.362
J	2,928,981.786	J	2,861,203.419
R-1	97,049.217	R-1	210,680.135
R-2	266,155.354	R-2	328,189.679
R-3	335,727.320	R-3	1,542,138.005
R-4	310,618.811	R-4	1,226,487.725
R-5	553,451.74	R-5	2,602,309.885
As of the January 28, 2014 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the January 28, 2014 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership
SmallCap Growth I	Institutional	PRINCIPAL LIFE INSURANCE CO	39.40%
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SmallCap Growth I	Institutional	LIFETIME 2030 FUND	7.87%
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	Institutional	LIFETIME 2020 FUND	7.18%
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	Institutional	SAM BALANCED PORTFOLIO PIF	7.16%
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	Institutional	SAM CONS GROWTH PORTFOLIO PIF	6.37%
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH STREET, DES MOINES IA 50392-0001

Acquiring Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership
SmallCap Growth I	Institutional	LIFETIME 2040 FUND	5.30%
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	R-1	DELAWARE CHARTER GUARANTEE & TRUST	90.82%
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	R-1	WTRISC AS AGENT FBO	5.24%
		EPLAN GROUP TRUST
		A/C 061859-001 1
		C/O MUTUAL FUNDS
		PO BOX 8971
		WILMINGTON DE 19899-8971

SmallCap Growth I	R-2	DCGT AS TTEE AND/OR CUST	82.57%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	R-3	DCGT AS TTEE AND/OR CUST	90.47%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	R-4	DCGT AS TTEE AND/OR CUST	92.51%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth I	R-5	DCGT AS TTEE AND/OR CUST	85.48%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

As of the January 28, 2014 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

Acquired Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership
SmallCap Growth II	Institutional	PRINCIPAL LIFE INSURANCE CO	97.29%
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-9992

SmallCap Growth II	R-1	DELAWARE CHARTER GUARANTEE & TRUST	89.67%
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth II	R-1	DCGT AS TTEE AND/OR CUST	10.33%
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth II	R-2	DCGT AS TTEE AND/OR CUST	97.47%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth II	R-3	DCGT AS TTEE AND/OR CUST	79.19%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth II	R-3	PRINCIPAL TRUST COMPANY	7.06%
		FBO EXEC NQ EXCESS OF CANEXUS US INC
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SmallCap Growth II	R-4	DCGT AS TTEE AND/OR CUST	81.78%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

SmallCap Growth II	R-4	PRINCIPAL TRUST COMPANY	13.43%
		FBO CRST INTL NQ PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SmallCap Growth II	R-5	DCGT AS TTEE AND/OR CUST	90.38%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET, DES MOINES IA 50392-0001

FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2009, through October 31, 2013, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013. Copies of this report are available on request as described above.

Financial Highlights
Principal Funds, Inc.

Selected data for a share of Capital Stock outstanding through each year ended October 31 (except as noted):

	Net Asset Value,	Net Investment	Net Realized and	Total From	Net Asset
	Beginning	Income	Unrealized Gain (Loss)	Investment	Value,	Total
	of Period	(Loss)(a)	on Investments	Operations	End of Period	Return
SMALLCAP GROWTH FUND II
Class J shares
2013	$8.16	$(0.12)	$3.69	$3.57	$11.73	43.75	%(c)
2012	7.27	(0.10)	0.99	0.89	8.16	12.24	(c)
2011	6.79	(0.09)	0.57	0.48	7.27	7.07	(c)
2010	5.29	(0.08)	1.58	1.50	6.79	28.36	(c)
2009	4.99	(0.06)	0.36	0.30	5.29	6.01	(c)
Institutional shares
2013	9.46	(0.07)	4.29	4.22	13.68	44.61
2012	8.39	(0.06)	1.13	1.07	9.46	12.75
2011	7.79	(0.06)	0.66	0.60	8.39	7.70
2010	6.03	(0.05)	1.81	1.76	7.79	29.19
2009	5.66	(0.04)	0.41	0.37	6.03	6.54
R-1 shares
2013	8.80	(0.15)	3.96	3.81	12.61	43.30
2012	7.87	(0.14)	1.07	0.93	8.80	11.82
2011	7.38	(0.13)	0.62	0.49	7.87	6.64
2010	5.76	(0.10)	1.72	1.62	7.38	28.12
2009	5.45	(0.08)	0.39	0.31	5.76	5.69
R-2 shares
2013	8.52	(0.14)	3.85	3.71	12.23	43.54
2012	7.61	(0.12)	1.03	0.91	8.52	11.96
2011	7.12	(0.11)	0.60	0.49	7.61	6.88
2010	5.55	(0.09)	1.66	1.57	7.12	28.29
2009	5.25	(0.07)	0.37	0.30	5.55	5.71
R-3 shares
2013	8.81	(0.12)	3.99	3.87	12.68	43.93
2012	7.86	(0.11)	1.06	0.95	8.81	12.09
2011	7.34	(0.10)	0.62	0.52	7.86	7.08
2010	5.71	(0.08)	1.71	1.63	7.34	28.55
2009	5.40	(0.06)	0.37	0.31	5.71	5.74
R-4 shares
2013	8.99	(0.11)	4.08	3.97	12.96	44.16
2012	8.01	(0.09)	1.07	0.98	8.99	12.23
2011	7.47	(0.09)	0.63	0.54	8.01	7.23
2010	5.80	(0.07)	1.74	1.67	7.47	28.79
2009	5.47	(0.05)	0.38	0.33	5.80	6.03
R-5 shares
2013	9.16	(0.10)	4.16	4.06	13.22	44.32
2012	8.14	(0.09)	1.11	1.02	9.16	12.53
2011	7.59	(0.08)	0.63	0.55	8.14	7.25
2010	5.88	(0.06)	1.77	1.71	7.59	29.08
2009	5.54	(0.05)	0.39	0.34	5.88	6.14

Financial Highlights (Continued)
Principal Funds, Inc.

Net Assets,	Ratio of		Ratio of Gross	Ratio of Net	Portfolio
End of Period	Expenses to		Expenses to Average	Investment Income	Turnover
(in thousands)	Average Net Assets		Net Assets (b)	to Average Net Assets	Rate

$27,747	1.58%		1.84%	(1.19)%	78.5%
18,055	1.58		1.95	(1.26)	88.9
16,732	1.58		1.83	(1.22)	77.0
17,400	1.58		1.89	(1.24)	81.0
14,907	1.59		1.98	(1.23)	131.8

166,118	1.02	(d)	–	(0.62)	78.5
120,222	1.01	(d)	–	(0.69)	88.9
132,587	1.01	(d)	–	(0.62)	77.0
215,546	1.01	(d)	–	(0.67)	81.0
271,187	1.01	(d)	–	(0.65)	131.8

1,157	1.88	(d)	–	(1.47)	78.5
1,192	1.89	(d)	–	(1.57)	88.9
1,007	1.89	(d)	–	(1.53)	77.0
1,239	1.89	(d)	–	(1.55)	81.0
1,212	1.89	(d)	–	(1.52)	131.8

2,952	1.75	(d)	–	(1.34)	78.5
2,448	1.76	(d)	–	(1.44)	88.9
3,061	1.76	(d)	–	(1.37)	77.0
5,723	1.76	(d)	–	(1.42)	81.0
6,173	1.76	(d)	–	(1.39)	131.8

3,774	1.57	(d)	–	(1.16)	78.5
3,276	1.58	(d)	–	(1.26)	88.9
5,675	1.58	(d)	–	(1.23)	77.0
5,728	1.58	(d)	–	(1.24)	81.0
6,620	1.58	(d)	–	(1.21)	131.8

3,970	1.38	(d)	–	(0.98)	78.5
2,833	1.39	(d)	–	(1.07)	88.9
4,035	1.39	(d)	–	(1.04)	77.0
4,205	1.39	(d)	–	(1.05)	81.0
5,824	1.39	(d)	–	(1.03)	131.8

6,207	1.26	(d)	–	(0.90)	78.5
3,944	1.27	(d)	–	(0.96)	88.9
8,033	1.27	(d)	–	(0.92)	77.0
10,129	1.27	(d)	–	(0.93)	81.0
16,391	1.27	(d)	–	(0.91)	131.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

Financial Highlights
Principal Funds, Inc.

Selected data for a share of Capital Stock outstanding through each year ended October 31 (except as noted):

		Net			Distributions	Total
	Net Asset Value,	Investment	Net Realized and	Total From	from	Dividends
	Beginning	Income	Unrealized Gain (Loss)	Investment	Realized	and
	of Period	(Loss)(a)	on Investments	Operations	Gains	Distributions
SMALLCAP GROWTH FUND I
Class J shares
2013	$9.94	$(0.13)	$3.54	$3.41	$(0.72)	$(0.72)
2012	9.56	(0.12)	1.08	0.96	(0.58)	(0.58)
2011	8.50	(0.13)	1.19	1.06	–	–
2010	6.27	(0.12)	2.35	2.23	–	–
2009	5.52	(0.10)	0.85	0.75	–	–
Institutional shares
2013	11.47	(0.09)	4.14	4.05	(0.72)	(0.72)
2012	10.89	(0.07)	1.23	1.16	(0.58)	(0.58)
2011	9.62	(0.08)	1.35	1.27	–	–
2010	7.03	(0.06)	2.65	2.59	–	–
2009	6.16	(0.04)	0.91	0.87	–	–
R-1 shares
2013	10.63	(0.18)	3.79	3.61	(0.72)	(0.72)
2012	10.22	(0.16)	1.15	0.99	(0.58)	(0.58)
2011	9.11	(0.17)	1.28	1.11	–	–
2010	6.72	(0.13)	2.52	2.39	–	–
2009	5.92	(0.10)	0.90	0.80	–	–
R-2 shares
2013	10.42	(0.16)	3.71	3.55	(0.72)	(0.72)
2012	10.01	(0.14)	1.13	0.99	(0.58)	(0.58)
2011	8.91	(0.15)	1.25	1.10	–	–
2010	6.56	(0.11)	2.46	2.35	–	–
2009	5.78	(0.08)	0.86	0.78	–	–
R-3 shares
2013	10.68	(0.15)	3.83	3.68	(0.72)	(0.72)
2012	10.24	(0.13)	1.15	1.02	(0.58)	(0.58)
2011	9.09	(0.14)	1.29	1.15	–	–
2010	6.69	(0.10)	2.50	2.40	–	–
2009	5.88	(0.08)	0.89	0.81	–	–
R-4 shares
2013	10.96	(0.13)	3.93	3.80	(0.72)	(0.72)
2012	10.46	(0.11)	1.19	1.08	(0.58)	(0.58)
2011	9.28	(0.12)	1.30	1.18	–	–
2010	6.81	(0.09)	2.56	2.47	–	–
2009	5.97	(0.07)	0.91	0.84	–	–
R-5 shares
2013	11.18	(0.11)	4.01	3.90	(0.72)	(0.72)
2012	10.65	(0.10)	1.21	1.11	(0.58)	(0.58)
2011	9.43	(0.11)	1.33	1.22	–	–
2010	6.91	(0.08)	2.60	2.52	–	–
2009	6.06	(0.06)	0.91	0.85	–	–

Financial Highlights (Continued)
Principal Funds, Inc.

Net Asset			Net Assets,	Ratio of		Ratio of Gross	Ratio of Net	Portfolio
Value,	Total		End of Period	Expenses to		Expenses to Average	Investment Income	Turnover
End of Period	Return		(in thousands)	Average Net Assets		Net Assets (b)	to Average Net Assets	Rate

$12.63	36.73	%(c)	$30,644	1.56%		1.78%	(1.17)%	74.7%
9.94	11.07	(c)	22,970	1.63		1.85	(1.20)	79.9
9.56	12.47	(c)	21,887	1.67		1.83	(1.34)	90.3
8.50	35.57	(c)	15,935	1.98		2.07	(1.60)	125.2
6.27	13.59	(c)	10,076	2.21		2.27	(1.80)	159.5

14.80	37.45		1,729,462	1.07		1.09	(0.68)	74.7
11.47	11.58		1,329,439	1.08		1.10	(0.65)	79.9
10.89	13.20		1,185,260	1.07		1.09	(0.74)	90.3
9.62	36.85		748,898	1.09		1.12	(0.71)	125.2
7.03	14.12		367,233	1.11		1.12	(0.69)	159.5

13.52	36.19		2,783	1.94	(d)	–	(1.54)	74.7
10.63	10.63		2,531	1.95	(d)	–	(1.52)	79.9
10.22	12.18		2,314	1.95	(d)	–	(1.61)	90.3
9.11	35.57		1,905	1.97	(d)	–	(1.59)	125.2
6.72	13.51		1,139	1.98	(d)	–	(1.55)	159.5

13.25	36.36		4,061	1.81	(d)	–	(1.41)	74.7
10.42	10.86		3,100	1.82	(d)	–	(1.39)	79.9
10.01	12.35		2,867	1.82	(d)	–	(1.48)	90.3
8.91	35.82		3,735	1.84	(d)	–	(1.45)	125.2
6.56	13.49		2,280	1.85	(d)	–	(1.44)	159.5

13.64	36.70		18,858	1.63	(d)	–	(1.25)	74.7
10.68	10.91		11,606	1.64	(d)	–	(1.21)	79.9
10.24	12.65		12,559	1.64	(d)	–	(1.31)	90.3
9.09	35.87		7,952	1.66	(d)	–	(1.27)	125.2
6.69	13.78		4,753	1.67	(d)	–	(1.26)	159.5

14.04	36.88		16,584	1.44	(d)	–	(1.05)	74.7
10.96	11.27		12,347	1.45	(d)	–	(1.01)	79.9
10.46	12.72		8,266	1.45	(d)	–	(1.11)	90.3
9.28	36.27		5,503	1.47	(d)	–	(1.08)	125.2
6.81	14.07		3,536	1.48	(d)	–	(1.07)	159.5

14.36	37.05		31,647	1.32	(d)	–	(0.93)	74.7
11.18	11.36		23,202	1.33	(d)	–	(0.90)	79.9
10.65	12.94		21,633	1.33	(d)	–	(1.00)	90.3
9.43	36.47		13,515	1.35	(d)	–	(0.97)	125.2
6.91	14.03		6,124	1.36	(d)	–	(0.97)	159.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL STATEMENTS
The financial statements of the Acquiring Funds and the Acquired Funds included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of these reports are available on request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Funds has been passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Funds by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Funds by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
February 24, 2014
Des Moines, Iowa

APPENDIX A
Form Of
PLAN OF ACQUISITION
SmallCap Growth Fund II and
SmallCap Growth Fund I
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the SmallCap Growth Fund I series of the Fund (“SCGI”) acquire all of the assets of the SmallCap Growth Fund II series of the Fund (“SCGII”) in exchange for the assumption by SCGI of all of the liabilities of SCGII and shares issued by SCGI which are thereafter to be distributed by SCGII pro rata to its shareholders in complete liquidation and termination of SCGII and in exchange for all of SCGII’s outstanding shares.
SCGII will transfer to SCGI, and SCGI will acquire from SCGII, all of the assets of SCGII on the Closing Date and will assume from SCGII all of the liabilities of SCGII in exchange for the issuance of the number of shares of SCGI determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SCGII in complete liquidation and termination of SCGII and in exchange for all of SCGII’s outstanding shares. SCGII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SCGII in proper form prior to the Closing Date shall be fulfilled by SCGII. Redemption requests received by SCGII thereafter will be treated as requests for redemption of those shares of SCGI allocable to the shareholder in question.
SCGII will declare, and SCGI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, SCGI will issue to SCGII a number of full and fractional shares of SCGI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of SCGII. The aggregate value of the net assets of SCGII and SCGI shall be determined in accordance with the then current Prospectus of SCGI as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50309 at 3:00 p.m. Central Time on _________________, 2014, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SCGI or SCGII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, SCGII shall (a) distribute on a pro rata basis to the shareholders of record of SCGII at the close of business on the Closing Date the shares of SCGI received by SCGII at the Closing in exchange for all of SCGII’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of SCGI to shareholders of SCGII, SCGI shall credit its books an appropriate number its shares to the account of each shareholder of SCGII. No certificates will be issued for shares of SCGI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SCGII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SCGI to be credited on the books of SCGI in respect of such shares of SCGII as provided above.
Prior to the Closing Date, SCGII shall deliver to SCGI a list setting forth the assets to be assigned, delivered and transferred to SCGI, including the securities then owned by SCGII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SCGI pursuant to this Plan.
All of SCGII’s portfolio securities shall be delivered by SCGII’s custodian on the Closing Date to SCGI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SCGI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SCGII’s account at its custodian to SCGI’s account at its custodian. If on the Closing Date SCGII is unable to make good delivery to SCGI’s custodian of any of SCGII’s portfolio securities because such securities have not yet been delivered to SCGII’s custodian by its brokers or by the transfer agent for such securities, then the delivery

A-1

requirement with respect to such securities shall be waived, and SCGII shall deliver to SCGI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SCGI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SCGI.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SCGII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SCGII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SCGII.
Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2014.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: SmallCap Growth Fund II

By: _____________________________________________
Nora M. Everett, President

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: SmallCap Growth Fund I

By: _____________________________________________
Michael J. Beer, Executive Vice President

Acknowledged:

PRINCIPAL MANAGEMENT CORPORATION

By: _____________________________________________

A-2

PO Box 55046
Boston MA 02205-5046

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at
www.eproxyvote.com/scg. Follow the on-line
instructions. If you vote by internet, you do not have
to return your proxy card.
Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow
the instructions provided. If you vote by telephone,
you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it
promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.	Proxy Tabulator
Please ensure the address to the right shows through	PO Box 55046
the window of the enclosed postage-paid return	Boston MA 02205-9836
envelope.

PRINCIPAL FUNDS, INC. - SMALLCAP GROWTH FUND II
Des Moines, Iowa 50392-2080
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 18, 2014
This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on April 18, 2014 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.
Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated February 24, 2014. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - SMALLCAP GROWTH FUND II
Special Shareholder Meeting to Be Held on
April 18, 2014

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/scg

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

Please make your choice below in blue or black ink. EXAMPLE:    ■

The Board of Directors recommends that shareholders vote FOR the following proposal.

FOR     AGAINST     ABSTAIN
☐        ☐        ☐

1.	Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Growth Fund II (the "Acquired Fund") into the SmallCap Growth Fund I.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50309

STATEMENT OF ADDITIONAL INFORMATION

Dated: February 24, 2014

This Statement of Additional Information is available to the shareholders of the SmallCap Growth Fund II (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the SmallCap Growth Fund I (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February 24, 2014, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 18, 2014. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50309, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information of PFI dated March 1, 2013, as supplemented on March 15, 2013, April 2, 2013, April 17, 2103, May 9, 2013, June 14, 2013, September 13, 2013, September 20, 2013, November 4, 2013, November 19, 2013, November 22, 2013, December 13, 2013, and January 2, 2014

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2013
(3)    Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474; and 811-07572).

(1)
The Statement of Additional Information of Principal Funds, Inc. (“PFI”) dated March 1, 2013, (including Supplements dated March 15, 2013, April 2, 2013, April 17, 2103, May 9, 2013, June 14, 2013, September 13, 2013, September 20, 2013, November 4, 2013, November 19, 2013, November 22, 2013, December 13, 2013, and January 2, 2014 and also filed via EDGAR that date).

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2013, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 30, 2013.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS
On December 10, 2013 the Board of Directors of PFI approved a Plan of Acquisition whereby, the SmallCap Growth Fund I (the "Acquiring Fund") will acquire all the assets of the SmallCap Growth Fund II (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of October 31, 2013. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	October 31, 2013 (unaudited)
	Amounts in thousands
	SmallCap Growth	SmallCap Growth	Pro Forma	Pro Forma
	Fund II	Fund I	Adjustments	SmallCap Growth Fund I
Investment in securities--at cost	$153,503	$1,378,367	$—	$1,531,870
Assets
Investment in securities--at value	$211,563	$1,840,446	$—	$2,052,009
Cash	156	72	—	228
Deposits with counterparty	500	4,303		4,803
Receivables:
Dividends and interest	15	57	—	72
Expense reimbursement from Manager	9	34	—	43
Expense reimbursement from Distributor	5	5	—	10
Fund shares sold	17	123	—	140
Investment securities sold	889	12,066	—	12,955
Total Assets	213,154	1,857,106	—	2,070,260

Liabilities
Accrued management and investment advisory fees	181	1,674	—	1,855
Accrued administrative service fees	1	3	—	4
Accrued distribution fees	13	19	—	32
Accrued service fees	4	16	—	20
Accrued transfer agent fees	16	33	—	49
Accrued other expenses	11	15	—	26
Payables:
Fund shares redeemed	638	9,685	—	10,323
Investment securities purchased	280	10,832	—	11,112
Variation margin on financial derivative instruments	85	790	—	875
Total Liabilities	1,229	23,067	—	24,296
Net Assets Applicable to Outstanding Shares	$211,925	$1,834,039	$—	$2,045,964

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$131,693	$1,188,613	—	$1,320,306
Accumulated undistributed (overdistributed) net investment income (loss)	(4)	(28)	—	(32)
Accumulated undistributed (overdistributed) net realized gain (loss)	21,875	180,949	—	202,824
Net unrealized appreciation (depreciation) of investments	58,361	464,505	—	522,866
Total Net Assets	$211,925	$1,834,039	$—	$2,045,964

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	October 31, 2013 (unaudited)
	Amounts in thousands
	SmallCap Growth		SmallCap Growth		Pro Forma		Pro Forma
	Fund II		Fund I		Adjustments		SmallCap Growth Fund I
Capital Stock (par value: $.01 a share):
Shares authorized	320,000		620,000		—		620,000
Net Asset Value Per Share:
Class J: Net Assets	$27,747		$30,644		—		$58,391
Shares issued and outstanding	2,365		2,426		(168)	(b)	4,623
Net asset value per share	$11.73	(a)	$12.63	(a)			$12.63

Institutional: Net Assets	$166,118		$1,729,462		—		$1,895,580
Shares issued and outstanding	12,140		116,857		(916)	(b)	128,081
Net asset value per share	$13.68		$14.80				$14.80

R-1: Net Assets	$1,157		$2,783				$3,940
Shares issued and outstanding	92		206		(6)	(b)	292
Net asset value per share	$12.61		$13.52				$13.52

R-2: Net Assets	$2,952		$4,061				$7,013
Shares issued and outstanding	241		307		(18)	(b)	530
Net asset value per share	$12.23		$13.25				$13.25

R-3: Net Assets	$3,774		$18,858				$22,632
Shares issued and outstanding	298		1,383		(21)	(b)	1,660
Net asset value per share	$12.68		$13.64				$13.64

R-4: Net Assets	$3,970		$16,584				$20,554
Shares issued and outstanding	306		1,181		(23)	(b)	1,464
Net asset value per share	$12.96		$14.04				$14.04

R-5: Net Assets	$6,207		$31,647				$37,854
Shares issued and outstanding	470		2,204		(38)	(b)	2,636
Net asset value per share	$13.22		$14.36				$14.36

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of SmallCap Growth Fund II

See accompanying notes

STATEMENTS OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended October 31, 2013 (unaudited)
Amounts in thousands	SmallCap Growth Fund II	SmallCap Growth Fund I	Pro Forma Adjustments		Pro Forma SmallCap Growth Fund I
Net Investment Income (Loss)
Income:
Dividends	$669	$6,333	$—		$7,002
Interest	7	83	—		90
Total Income	676	6,416	—		7,092
Expenses:
Management and investment advisory fees	1,705	17,613	109	(b)	19,427
Distribution Fees - Class J	94	114	—		208
Distribution Fees - R-1	4	10	—		14
Distribution Fees - R-2	7	10	—		17
Distribution Fees - R-3	8	36	—		44
Distribution Fees - R-4	3	15	—		18
Administrative service fees - R-1	3	8	—		11
Administrative service fees - R-2	5	7	—		12
Administrative service fees - R-3	2	10	—		12
Administrative service fees - R-4	1	4	—		5
Administrative service fees - R-5	1	3	—		4
Registration fees - Class J	17	17	(14)	(a)	20
Registration fees - Institutional	18	24	(6)	(a)	36
Service Fees - R-1	2	7	—		9
Service Fees - R-2	6	8	—		14
Service Fees - R-3	8	36	—		44
Service Fees - R-4	8	37	—		45
Service Fees - R-5	15	66	—		81
Shareholder reports - Class J	9	6	(1)	(a)	14
Shareholder reports - Institutional	1	8	—		9
Transfer agent fees - Class J	49	41	(5)	(a)	85
Transfer agent fees - Institutional	1	79	(1)	(a)	79
Custodian fees	20	46	(20)	(a)	46
Directors' expenses	5	28	—		33
Professional fees	17	19	(17)	(a)	19
Other expenses	2	14	—		16
Total Gross Expenses	2,011	18,266	45		20,322
Less: Reimbursement from Manager	34	360	—		394
Less: Reimbursement from Manager - Class J	8	—	—		8
Less: Reimbursement from Distributor - Class J	42	51	—		93
Total Net Expenses	1,927	17,855	45		19,827
Net Investment Income (Loss)	(1,251)	(11,439)	(45)		(12,735)

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	23,577	181,070	—		204,647
Futures contracts	2,099	22,955	—		25,054
Change in unrealized appreciation/depreciation of:
Investments	38,064	328,222	—		366,286
Futures contracts	480	4,813	—		5,293
Net Realized and Unrealized Gain (Loss) on Investments and Futures	64,220	537,060	—		601,280
Net Increase (Decrease) in Net Assets Resulting from Operations	$62,969	$525,621	$(45)		$588,545

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Schedule of Investments
October 31, 2013

COMMON STOCKS - 94.97%	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.18%
Criteo SA ADR(a)	—	$—	98,024	$3,461	98,024	$3,461
MDC Partners Inc *	543	17	3,367	104	3,910	121
		$17		$3,565		$3,582
Aerospace & Defense - 0.69%
Astronics Corp (a),*	813	40	5,039	247	5,852	287
Astronics Corp - Class B (a),*	163	8	1,008	49	1,171	57
Cubic Corp *	88	5	543	29	631	34
GenCorp Inc (a),*	1,710	29	10,591	178	12,301	207
HEICO Corp *	2,421	130	232,828	12,475	235,249	12,605
Innovative Solutions & Support Inc *	823	6	5,102	40	5,925	46
Kaman Corp *	757	28	4,690	174	5,447	202
M/A-COM Technology Solutions Holdings Inc (a),*	639	11	3,961	68	4,600	79
Moog Inc (a),*	267	16	1,654	99	1,921	115
Teledyne Technologies Inc (a),*	487	43	3,012	268	3,499	311
		$316		$13,627		$13,943
Agriculture - 0.02%
Tejon Ranch Co (a),*	807	30	5,004	185	5,811	215
Vector Group Ltd *	1,696	27	10,510	170	12,206	197
		$57		$355		$412
Airlines - 0.30%
Allegiant Travel Co *	647	68	4,003	417	4,650	485
Republic Airways Holdings Inc (a),*	1,729	20	10,732	127	12,461	147
SkyWest Inc *	223	3	1,387	21	1,610	24
Spirit Airlines Inc (a)	98,067	4,232	15,922	687	113,989	4,919
US Airways Group Inc (a),*	3,269	72	20,253	445	23,522	517
		$4,395		$1,697		$6,092
Apparel - 0.96%
Crocs Inc (a),*	3,189	39	19,753	241	22,942	280
Deckers Outdoor Corp (a)	—	—	23,200	1,597	23,200	1,597
G-III Apparel Group Ltd (a),*	533	30	44,604	2,530	45,137	2,560
Iconix Brand Group Inc (a),*	1,113	40	6,895	249	8,008	289
Oxford Industries Inc *	490	35	3,033	218	3,523	253
Quiksilver Inc (a)	—	—	1,563,143	13,005	1,563,143	13,005
RG Barry Corp *	45	1	277	5	322	6
Steven Madden Ltd (a),*	2,571	94	15,933	584	18,504	678
Wolverine World Wide Inc *	2,144	124	13,281	767	15,425	891
		$363		$19,196		$19,559
Automobile Manufacturers - 0.00%
Wabash National Corp (a),*	352	4	2,174	25	2,526	29

Automobile Parts & Equipment - 0.14%
American Axle & Manufacturing Holdings Inc (a),*	1,703	32	10,548	196	12,251	228
Cooper Tire & Rubber Co *	481	12	2,979	77	3,460	89
Dana Holding Corp *	779	15	4,821	94	5,600	109
Dorman Products Inc *	1,048	51	6,493	316	7,541	367
Gentherm Inc (a),*	1,393	33	8,630	202	10,023	235
Standard Motor Products Inc *	914	33	5,663	205	6,577	238
Tenneco Inc (a),*	2,599	138	16,101	854	18,700	992
Titan International Inc *	2,657	39	16,453	239	19,110	278
Tower International Inc (a),*	399	8	2,476	53	2,875	61
		$361		$2,236		$2,597
Banks - 2.88%
Bank of the Ozarks Inc	64,256	3,180	5,928	293	70,184	3,473
Cass Information Systems Inc *	651	37	4,037	232	4,688	269
City National Corp/CA	—	—	58,180	4,195	58,180	4,195
CoBiz Financial Inc	121,847	1,322	—	—	121,847	1,322
Customers Bancorp Inc (a)	25,913	434	—	—	25,913	434
First Financial Bankshares Inc *	996	61	6,169	380	7,165	441
Home BancShares Inc/AR *	765	26	4,739	161	5,504	187
Iberiabank Corp	—	—	151,257	8,838	151,257	8,838
PrivateBancorp Inc	—	—	62,400	1,520	62,400	1,520
Prosperity Bancshares Inc	—	—	215,651	13,467	215,651	13,467
Signature Bank/New York NY (a)	—	—	109,111	11,109	109,111	11,109
SVB Financial Group (a)	30,173	2,890	110,725	10,605	140,898	13,495
		$7,950		$50,800		$58,750
Beverages - 0.03%
Boston Beer Co Inc/The (a),*	358	82	2,217	509	2,575	591
Farmer Bros Co (a),*	385	7	2,386	43	2,771	50
		$89		$552		$641
Biotechnology - 4.20%
Acorda Therapeutics Inc (a),*	1,677	51	10,384	318	12,061	369
Aegerion Pharmaceuticals Inc (a)	14,436	1,196	75,385	6,244	89,821	7,440

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Biotechnology (continued)
Alnylam Pharmaceuticals Inc (a)	56,676	$3,265	57,471	$3,311	114,147	$6,576
AMAG Pharmaceuticals Inc (a),*	1,382	37	8,563	231	9,945	268
Arena Pharmaceuticals Inc (a),*	7,921	35	49,071	215	56,992	250
Arqule Inc (a),*	3,581	8	22,187	50	25,768	58
BIND Therapeutics Inc (a)	68,930	902	—	—	68,930	902
Cambrex Corp (a)	133,004	2,237	6,180	104	139,184	2,341
Celldex Therapeutics Inc (a),*	16,928	387	210,672	4,826	227,600	5,213
Charles River Laboratories International Inc (a)	—	—	148,128	7,289	148,128	7,289
Chelsea Therapeutics International Ltd (a),*	4,391	12	27,205	77	31,596	89
Cubist Pharmaceuticals Inc (a)	—	—	104,670	6,490	104,670	6,490
Cytokinetics Inc (a),*	1,292	8	8,007	48	9,299	56
Dendreon Corp (a),*	10,059	26	62,314	160	72,373	186
Emergent Biosolutions Inc (a),*	344	7	2,131	42	2,475	49
Epizyme Inc (a),*	378	14	2,346	90	2,724	104
Exact Sciences Corp (a),*	2,568	28	74,410	820	76,978	848
Exelixis Inc (a),*	6,812	34	42,164	208	48,976	242
Fibrocell Science Inc (a),*	1,067	4	6,610	24	7,677	28
Halozyme Therapeutics Inc (a),*	3,233	38	20,025	233	23,258	271
ImmunoGen Inc (a),*	2,711	45	16,797	277	19,508	322
Immunomedics Inc (a),*	4,527	17	28,032	106	32,559	123
Incyte Corp Ltd (a)	—	—	233,525	9,108	233,525	9,108
Intercept Pharmaceuticals Inc (a)	22,105	1,199	58,894	3,195	80,999	4,394
InterMune Inc (a),*	3,133	44	19,402	273	22,535	317
Intrexon Corp (a)	29,184	619	3,992	85	33,176	704
KYTHERA Biopharmaceuticals Inc (a)	—	—	108,860	4,867	108,860	4,867
Ligand Pharmaceuticals Inc (a),*	730	38	4,517	234	5,247	272
MacroGenics Inc (a)	19,280	519	—	—	19,280	519
Medicines Co/The (a),*	2,615	89	16,199	550	18,814	639
MEI Pharma Inc (a),*	607	5	3,764	30	4,371	35
Merrimack Pharmaceuticals Inc (a),*	5,938	16	36,790	99	42,728	115
Momenta Pharmaceuticals Inc (a),*	2,497	41	228,030	3,738	230,527	3,779
Nanosphere Inc (a),*	2,689	5	16,656	33	19,345	38
NeoGenomics Inc (a),*	2,146	8	13,297	48	15,443	56
NPS Pharmaceuticals Inc (a)	156,999	4,519	201,980	5,813	358,979	10,332
OncoGenex Pharmaceutical Inc (a),*	963	7	5,968	42	6,931	49
Onconova Therapeutics Inc (a),*	332	5	2,059	32	2,391	37
Organovo Holdings Inc (a)	58,860	428	—	—	58,860	428
PDL BioPharma Inc *	5,795	47	35,900	290	41,695	337
Puma Biotechnology Inc (a),*	914	35	75,205	2,881	76,119	2,916
Repligen Corp (a),*	1,987	22	12,310	135	14,297	157
Sangamo Biosciences Inc (a),*	2,521	24	15,610	146	18,131	170
Seattle Genetics Inc (a)	—	—	156,228	6,035	156,228	6,035
Sequenom Inc (a),*	7,352	14	45,546	87	52,898	101
Sunesis Pharmaceuticals Inc (a),*	2,073	10	12,842	64	14,915	74
Verastem Inc (a)	91,255	912	7,021	70	98,276	982
Vical Inc (a),*	4,441	6	27,512	34	31,953	40
		$16,963		$69,052		$86,015
Building Materials - 0.99%
AAON Inc *	1,209	33	7,492	202	8,701	235
Apogee Enterprises Inc	28,685	897	—	—	28,685	897
Boise Cascade Co (a),*	780	20	4,825	124	5,605	144
Comfort Systems USA Inc *	609	11	3,768	70	4,377	81
Drew Industries Inc *	951	48	5,895	296	6,846	344
Eagle Materials Inc	—	—	25,651	1,924	25,651	1,924
Headwaters Inc (a),*	4,780	42	29,602	258	34,382	300
Lennox International Inc	—	—	37,700	2,943	37,700	2,943
Louisiana-Pacific Corp (a),*	4,186	71	25,931	441	30,117	512
Martin Marietta Materials Inc	—	—	24,474	2,401	24,474	2,401
Nortek Inc (a),*	569	40	3,526	247	4,095	287
Patrick Industries Inc (a),*	426	13	2,640	83	3,066	96
PGT Inc (a),*	2,125	22	13,168	138	15,293	160
Simpson Manufacturing Co Inc *	211	8	1,311	47	1,522	55
Texas Industries Inc (a),*	739	40	4,572	246	5,311	286
Trex Co Inc (a)	65,527	4,601	3,872	272	69,399	4,873
US Concrete Inc (a),*	880	19	5,453	119	6,333	138
USG Corp (a)	70,782	1,933	93,430	2,551	164,212	4,484
		$7,798		$12,362		$20,160
Chemicals - 1.45%
Aceto Corp *	406	6	2,521	40	2,927	46
American Pacific Corp (a),*	378	17	2,344	107	2,722	124
American Vanguard Corp *	1,187	31	7,353	192	8,540	223
Balchem Corp *	1,228	70	7,611	436	8,839	506
Chemtura Corp (a),*	3,588	88	22,221	544	25,809	632
Ferro Corp (a),*	3,006	39	18,618	239	21,624	278
Hawkins Inc *	595	21	3,695	133	4,290	154
HB Fuller Co *	2,124	102	13,160	630	15,284	732
Innophos Holdings Inc *	801	40	4,962	249	5,763	289

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Chemicals (continued)
Innospec Inc *	895	$41	5,549	$255	6,444	$296
KMG Chemicals Inc *	437	9	2,707	54	3,144	63
Landec Corp (a),*	1,661	19	10,291	120	11,952	139
Oil-Dri Corp of America *	77	3	479	17	556	20
Olin Corp *	2,170	49	13,438	302	15,608	351
OM Group Inc (a),*	133	5	825	28	958	33
OMNOVA Solutions Inc (a),*	3,077	27	19,061	166	22,138	193
PolyOne Corp	37,103	1,124	527,049	15,970	564,152	17,094
Quaker Chemical Corp *	204	15	1,261	96	1,465	111
Rentech Inc *	14,534	25	90,035	154	104,569	179
Rockwood Holdings Inc	—	—	126,044	7,972	126,044	7,972
Stepan Co *	453	27	2,803	165	3,256	192
Zep Inc *	558	11	3,456	69	4,014	80
		$1,769		$27,938		$29,707
Commercial Services - 10.90%
Acacia Research Corp *	923	14	5,717	86	6,640	100
Accretive Health Inc (a),*	3,754	31	23,257	192	27,011	223
Advisory Board Co/The (a),*	1,289	88	158,082	10,845	159,371	10,933
American Public Education Inc (a),*	1,151	46	7,132	286	8,283	332
AMN Healthcare Services Inc (a),*	3,010	37	18,643	231	21,653	268
Ascent Capital Group Inc (a),*	117	10	123,791	10,450	123,908	10,460
Barrett Business Services Inc *	454	38	2,821	235	3,275	273
Bright Horizons Family Solutions Inc (a)	—	—	301,026	11,213	301,026	11,213
Brink's Co/The *	1,423	45	8,813	277	10,236	322
Capella Education Co (a),*	708	43	162,006	9,869	162,714	9,912
Cardtronics Inc (a),*	1,958	77	12,129	476	14,087	553
Carriage Services Inc *	1,006	20	6,236	125	7,242	145
Cenveo Inc (a),*	1,732	6	10,732	34	12,464	40
Chemed Corp *	780	53	4,829	328	5,609	381
CoreLogic Inc/United States (a)	—	—	445,044	14,807	445,044	14,807
Corporate Executive Board Co *	1,224	89	145,121	10,579	146,345	10,668
Corvel Corp (a),*	722	30	4,514	188	5,236	218
CoStar Group Inc (a),*	1,245	220	196,913	34,851	198,158	35,071
Deluxe Corp *	1,384	65	8,570	404	9,954	469
Education Management Corp (a),*	1,529	23	9,473	145	11,002	168
Electro Rent Corp *	622	11	3,853	70	4,475	81
Euronet Worldwide Inc (a),*	2,144	93	64,783	2,811	66,927	2,904
EVERTEC Inc *	1,077	25	6,668	156	7,745	181
ExamWorks Group Inc (a),*	1,238	32	7,671	198	8,909	230
ExlService Holdings Inc (a),*	1,396	40	8,649	250	10,045	290
Forrester Research Inc *	822	32	5,086	197	5,908	229
Franklin Covey Co (a),*	398	8	2,460	46	2,858	54
Genpact Ltd (a)	—	—	431,236	8,551	431,236	8,551
Global Payments Inc	—	—	170,503	10,141	170,503	10,141
Grand Canyon Education Inc (a),*	1,901	90	136,795	6,466	138,696	6,556
H&E Equipment Services Inc (a)	44,304	1,109	6,655	167	50,959	1,276
Hackett Group Inc/The *	515	4	3,185	23	3,700	27
Healthcare Services Group Inc *	2,491	68	15,427	423	17,918	491
Heartland Payment Systems Inc *	1,585	64	9,823	397	11,408	461
HMS Holdings Corp (a),*	3,623	77	22,442	474	26,065	551
Huron Consulting Group Inc (a),*	198	12	38,021	2,227	38,219	2,239
Insperity Inc *	958	37	5,933	229	6,891	266
ITT Educational Services Inc (a),*	979	39	6,062	243	7,041	282
K12 Inc (a),*	1,775	33	10,997	201	12,772	234
Landauer Inc *	634	31	3,929	190	4,563	221
LifeLock Inc (a),*	2,195	35	13,597	219	15,792	254
Matthews International Corp *	776	32	4,806	195	5,582	227
MAXIMUS Inc *	2,491	121	297,347	14,406	299,838	14,527
Medifast Inc (a),*	927	22	5,751	134	6,678	156
MoneyGram International Inc (a),*	340	7	2,109	45	2,449	52
Monro Muffler Brake Inc *	1,303	60	8,074	371	9,377	431
Multi-Color Corp *	477	17	2,956	103	3,433	120
National Research Corp (a),*	247	4	1,526	27	1,773	31
On Assignment Inc (a),*	1,922	65	11,911	402	13,833	467
PAREXEL International Corp (a),*	2,327	106	208,964	9,552	211,291	9,658
Performant Financial Corp (a),*	1,431	14	8,867	88	10,298	102
Providence Service Corp/The (a),*	679	20	4,209	126	4,888	146
RPX Corp (a),*	289	5	1,787	32	2,076	37
ServiceSource International Inc (a),*	2,222	24	220,770	2,389	222,992	2,413
SFX Entertainment Inc (a)	—	—	58,100	499	58,100	499
Sotheby's *	2,847	148	17,632	915	20,479	1,063
Steiner Leisure Ltd (a),*	297	17	1,834	103	2,131	120
Stewart Enterprises Inc *	2,744	36	17,000	225	19,744	261
Strayer Education Inc *	692	27	4,291	170	4,983	197
Team Health Holdings Inc (a),*	2,812	122	272,019	11,817	274,831	11,939
Team Inc (a),*	877	33	31,284	1,167	32,161	1,200
TeleTech Holdings Inc (a),*	829	22	5,137	136	5,966	158

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Commercial Services (continued)
TrueBlue Inc (a),*	1,702	$42	480,658	$11,872	482,360	$11,914
United Rentals Inc (a)	—	—	368,758	23,819	368,758	23,819
VistaPrint NV (a),*	1,411	76	8,741	472	10,152	548
WEX Inc (a),*	1,415	132	8,759	818	10,174	950
		$3,927		$219,183		$223,110
Computers - 1.68%
3D Systems Corp (a)	19,735	1,228	—	—	19,735	1,228
Cadence Design Systems Inc (a)	—	—	416,914	5,407	416,914	5,407
Carbonite Inc (a),*	771	10	4,775	63	5,546	73
Datalink Corp (a),*	1,209	12	7,489	77	8,698	89
Digimarc Corp *	401	8	—	—	401	8
Electronics For Imaging Inc (a),*	1,057	36	6,551	225	7,608	261
FleetMatics Group PLC (a),*	1,068	34	216,150	6,863	217,218	6,897
Fusion-io Inc (a),*	1,938	21	12,011	129	13,949	150
iGate Corp (a),*	1,491	47	9,233	294	10,724	341
Immersion Corp (a),*	1,643	21	10,180	129	11,823	150
j2 Global Inc *	2,004	110	12,414	682	14,418	792
KEYW Holding Corp/The (a)	—	—	397,128	4,567	397,128	4,567
Luxoft Holding Inc (a),*	225	7	1,398	41	1,623	48
Manhattan Associates Inc (a),*	842	90	5,213	555	6,055	645
Maxwell Technologies Inc (a),*	1,862	14	11,538	86	13,400	100
MTS Systems Corp *	682	45	4,219	276	4,901	321
Netscout Systems Inc (a),*	1,589	45	9,842	279	11,431	324
Qualys Inc (a),*	939	20	5,816	121	6,755	141
Riverbed Technology Inc (a)	—	—	260,904	3,867	260,904	3,867
Silicon Graphics International Corp (a),*	2,159	28	13,379	171	15,538	199
Synaptics Inc (a),*	1,399	65	163,608	7,608	165,007	7,673
Syntel Inc *	667	57	4,130	354	4,797	411
Transact Technologies Inc	3,013	42	—	—	3,013	42
Uni-Pixel Inc (a)	18,876	310	—	—	18,876	310
Unisys Corp (a),*	142	4	876	23	1,018	27
Virtusa Corp (a),*	1,243	39	7,708	240	8,951	279
		$2,293		$32,057		$34,350
Consumer Products - 0.08%
Costa Inc (a),*	561	11	3,480	70	4,041	81
Prestige Brands Holdings Inc (a),*	2,276	71	14,103	441	16,379	512
Spectrum Brands Holdings Inc *	934	61	5,783	381	6,717	442
Tumi Holdings Inc (a),*	1,996	43	12,361	264	14,357	307
WD-40 Co *	675	49	4,180	303	4,855	352
		$235		$1,459		$1,694
Cosmetics & Personal Care - 0.02%
Elizabeth Arden Inc (a),*	948	34	5,873	212	6,821	246
Inter Parfums Inc *	726	26	4,495	158	5,221	184
Revlon Inc (a),*	243	6	1,508	36	1,751	42
		$66		$406		$472
Distribution & Wholesale - 1.13%
Beacon Roofing Supply Inc (a),*	2,037	71	12,617	438	14,654	509
Core-Mark Holding Co Inc *	101	7	629	44	730	51
Houston Wire & Cable Co *	376	5	2,331	32	2,707	37
LKQ Corp (a)	—	—	359,123	11,862	359,123	11,862
MWI Veterinary Supply Inc (a)	34,215	5,429	10,438	1,656	44,653	7,085
Owens & Minor Inc *	864	32	5,351	200	6,215	232
Pool Corp *	1,990	108	12,330	671	14,320	779
Watsco Inc *	1,094	104	6,781	646	7,875	750
WESCO International Inc (a)	21,720	1,856	—	—	21,720	1,856
		$7,612		$15,549		$23,161
Diversified Financial Services - 1.40%
Affiliated Managers Group Inc (a)	—	—	16,482	3,254	16,482	3,254
Aircastle Ltd *	1,783	34	11,046	208	12,829	242
BGC Partners Inc *	5,178	27	32,077	171	37,255	198
Blackhawk Network Holdings Inc (a)	27,723	634	4,563	104	32,286	738
Cohen & Steers Inc *	687	26	4,253	163	4,940	189
Consumer Portfolio Services Inc (a),*	655	4	4,056	27	4,711	31
Credit Acceptance Corp (a),*	290	34	1,794	212	2,084	246
Diamond Hill Investment Group Inc *	179	20	1,113	123	1,292	143
E*Trade Financial Corp (a)	—	—	192,700	3,259	192,700	3,259
Ellie Mae Inc (a),*	958	28	5,934	172	6,892	200
Encore Capital Group Inc (a),*	820	40	5,083	248	5,903	288
Evercore Partners Inc - Class A	34,435	1,738	8,230	415	42,665	2,153
Financial Engines Inc	13,531	756	12,727	711	26,258	1,467
FXCM Inc *	2,394	39	14,827	243	17,221	282
GAMCO Investors Inc *	381	27	2,359	169	2,740	196
Greenhill & Co Inc *	1,026	53	6,354	326	7,380	379
Higher One Holdings Inc (a),*	2,154	17	13,341	106	15,495	123
INTL. FCStone Inc (a),*	290	6	1,797	37	2,087	43
Investment Technology Group Inc (a)	—	—	73,600	1,179	73,600	1,179
MarketAxess Holdings Inc *	1,575	103	9,761	637	11,336	740

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Diversified Financial Services (continued)
Outerwall Inc (a),*	1,214	$79	7,516	$488	8,730	$567
Portfolio Recovery Associates Inc (a),*	2,130	127	13,199	785	15,329	912
Pzena Investment Management Inc *	542	4	3,375	24	3,917	28
Regional Management Corp (a),*	174	6	1,077	35	1,251	41
Stifel Financial Corp (a)	—	—	218,209	8,936	218,209	8,936
Virtus Investment Partners Inc (a),*	281	57	1,741	354	2,022	411
WageWorks Inc (a),*	1,044	53	30,367	1,555	31,411	1,608
Westwood Holdings Group Inc *	442	24	2,682	143	3,124	167
WisdomTree Investments Inc (a),*	3,656	51	22,646	315	26,302	366
World Acceptance Corp (a),*	380	39	2,352	245	2,732	284
		$4,026		$24,644		$28,670
Electric - 0.01%
Pike Electric Corp *	902	10	5,591	61	6,493	71
UNS Energy Corp *	164	8	1,019	50	1,183	58
		$18		$111		$129
Electrical Components & Equipment - 0.85%
Acuity Brands Inc	22,878	2,300	89,281	8,974	112,159	11,274
Advanced Energy Industries Inc (a),*	1,562	33	9,677	202	11,239	235
Belden Inc *	1,682	113	10,418	701	12,100	814
Coleman Cable Inc *	577	14	3,133	77	3,710	91
EnerSys Inc *	659	44	4,079	271	4,738	315
Generac Holdings Inc *	2,196	108	13,608	672	15,804	780
Graham Corp *	638	23	3,952	146	4,590	169
Insteel Industries Inc *	1,081	18	6,702	111	7,783	129
Littelfuse Inc *	870	74	5,390	458	6,260	532
SunPower Corp (a),*	1,750	53	55,346	1,670	57,096	1,723
Universal Display Corp (a),*	1,732	55	42,333	1,350	44,065	1,405
		$2,835		$14,632		$17,467
Electronics - 0.52%
American Science & Engineering Inc *	81	5	506	33	587	38
Analogic Corp *	352	32	2,176	201	2,528	233
Applied Optoelectronics Inc (a)	69,150	877	—	—	69,150	877
Badger Meter Inc *	649	34	4,024	209	4,673	243
Coherent Inc *	876	58	5,431	360	6,307	418
Control4 Corp (a)	27,510	453	—	—	27,510	453
FARO Technologies Inc (a)	27,242	1,294	6,301	299	33,543	1,593
FEI Co *	1,798	160	17,642	1,572	19,440	1,732
Gentex Corp/MI	—	—	32,200	948	32,200	948
InvenSense Inc (a),*	2,071	35	12,825	217	14,896	252
Measurement Specialties Inc (a),*	596	33	3,687	205	4,283	238
Mesa Laboratories Inc *	168	12	1,045	73	1,213	85
Methode Electronics Inc	12,762	326	8,252	211	21,014	537
NVE Corp (a),*	322	17	2,026	108	2,348	125
OSI Systems Inc (a),*	668	49	4,133	301	4,801	350
Rofin-Sinar Technologies Inc (a),*	125	3	779	20	904	23
Rogers Corp (a),*	417	25	2,580	157	2,997	182
Stoneridge Inc (a),*	1,538	20	9,533	122	11,071	142
Taser International Inc (a),*	1,862	33	73,859	1,313	75,721	1,346
Watts Water Technologies Inc *	137	8	848	49	985	57
Woodward Inc *	2,964	119	18,362	736	21,326	855
		$3,593		$7,134		$10,727
Energy - Alternate Sources - 0.05%
Clean Energy Fuels Corp (a),*	2,494	28	15,454	176	17,948	204
FutureFuel Corp *	341	6	2,115	37	2,456	43
Renewable Energy Group Inc (a),*	255	3	1,585	17	1,840	20
SolarCity Corp (a)	—	—	15,200	810	15,200	810
		$37		$1,040		$1,077
Engineering & Construction - 0.70%
Aegion Corp (a),*	289	6	1,789	37	2,078	43
Dycom Industries Inc (a),*	775	23	444,507	13,180	445,282	13,203
Exponent Inc *	563	42	3,482	263	4,045	305
MasTec Inc (a),*	2,494	80	15,454	494	17,948	574
Mistras Group Inc (a),*	1,018	19	6,308	116	7,326	135
National Technical Systems Inc (a),*	369	8	2,291	52	2,660	60
		$178		$14,142		$14,320
Entertainment - 0.73%
Carmike Cinemas Inc (a)	25,906	593	2,530	58	28,436	651
Churchill Downs Inc *	574	49	3,560	306	4,134	355
Lions Gate Entertainment Corp (a)	—	—	61,700	2,134	61,700	2,134
Multimedia Games Holding Co Inc (a)	78,968	2,567	7,377	240	86,345	2,807
National CineMedia Inc *	1,082	19	435,369	7,627	436,451	7,646
Pinnacle Entertainment Inc (a),*	1,955	46	12,114	283	14,069	329
SHFL Entertainment Inc (a),*	2,353	55	14,866	345	17,219	400
Vail Resorts Inc *	1,307	92	8,095	570	9,402	662
		$3,421		$11,563		$14,984

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Environmental Control - 0.84%
Advanced Emissions Solutions Inc (a),*	636	$24	3,943	$149	4,579	$173
Calgon Carbon Corp (a),*	2,197	44	13,612	272	15,809	316
Ceco Environmental Corp *	563	10	3,491	62	4,054	72
Darling International Inc (a),*	1,422	33	8,804	205	10,226	238
Mine Safety Appliances Co *	1,184	57	7,336	353	8,520	410
Pure Cycle Corp (a),*	1,122	7	6,953	46	8,075	53
US Ecology Inc *	1,175	42	7,282	259	8,457	301
Waste Connections Inc	—	—	366,519	15,665	366,519	15,665
		$217		$17,011		$17,228
Food - 1.53%
Annie's Inc (a),*	499	24	3,090	146	3,589	170
B&G Foods Inc *	1,929	65	11,945	404	13,874	469
Boulder Brands Inc (a),*	2,038	33	85,633	1,404	87,671	1,437
Calavo Growers Inc *	794	24	4,923	146	5,717	170
Cal-Maine Foods Inc *	463	24	2,866	145	3,329	169
Chefs' Warehouse Inc/The (a),*	896	21	334,724	8,020	335,620	8,041
Diamond Foods Inc (a)	—	—	60,800	1,484	60,800	1,484
Fairway Group Holdings Corp (a)	—	—	38,600	943	38,600	943
Flowers Foods Inc	—	—	122,100	3,094	122,100	3,094
Hain Celestial Group Inc (a),*	1,668	139	51,826	4,314	53,494	4,453
Harris Teeter Supermarkets Inc *	368	18	2,282	113	2,650	131
Inventure Foods Inc (a),*	920	10	5,702	64	6,622	74
J&J Snack Foods Corp *	652	56	4,036	345	4,688	401
Lancaster Colony Corp *	675	56	4,179	347	4,854	403
Lifeway Foods Inc *	289	4	1,795	26	2,084	30
Pilgrim's Pride Corp (a),*	2,719	39	16,843	239	19,562	278
Sanderson Farms Inc *	1,004	63	6,219	393	7,223	456
Sprouts Farmers Market Inc (a)	—	—	19,127	881	19,127	881
SUPERVALU Inc (a),*	6,756	48	41,853	294	48,609	342
Tootsie Roll Industries Inc *	1,160	37	7,189	230	8,349	267
TreeHouse Foods Inc (a),*	1,052	77	6,516	477	7,568	554
United Natural Foods Inc (a),*	1,795	128	59,016	4,217	60,811	4,345
Village Super Market Inc *	264	10	1,635	60	1,899	70
WhiteWave Foods Co - A shares (a)	—	—	136,168	2,725	136,168	2,725
		$876		$30,511		$31,387
Forest Products & Paper - 0.10%
Clearwater Paper Corp (a),*	723	38	4,483	234	5,206	272
Deltic Timber Corp *	407	26	2,517	161	2,924	187
KapStone Paper and Packaging Corp *	1,724	90	10,681	555	12,405	645
Neenah Paper Inc *	108	5	666	27	774	32
Orchids Paper Products Co *	341	10	2,112	65	2,453	75
PH Glatfelter Co *	1,542	40	9,556	250	11,098	290
Schweitzer-Mauduit International Inc *	922	57	5,707	353	6,629	410
Xerium Technologies Inc (a),*	699	8	4,330	52	5,029	60
		$274		$1,697		$1,971
Gas - 0.01%
South Jersey Industries Inc *	378	22	2,341	139	2,719	161

Hand & Machine Tools - 0.51%
Franklin Electric Co Inc *	1,625	61	10,063	381	11,688	442
Lincoln Electric Holdings Inc	—	—	143,564	9,940	143,564	9,940
		$61		$10,321		$10,382
Healthcare - Products - 3.91%
Abaxis Inc *	905	32	5,621	201	6,526	233
ABIOMED Inc (a),*	1,622	39	10,047	241	11,669	280
Align Technology Inc (a),*	3,022	172	231,876	13,231	234,898	13,403
ArthroCare Corp (a),*	972	36	6,022	225	6,994	261
AtriCure Inc (a),*	1,341	19	8,308	115	9,649	134
Atrion Corp *	105	28	613	164	718	192
Biolase Inc (a),*	1,870	4	11,584	22	13,454	26
BioTelemetry Inc (a)	—	—	54,128	495	54,128	495
Cantel Medical Corp *	1,371	48	8,498	298	9,869	346
Cardiovascular Systems Inc (a),*	1,368	42	8,475	257	9,843	299
Cepheid Inc (a)	40,227	1,638	17,012	693	57,239	2,331
Cyberonics Inc (a),*	1,166	67	7,223	417	8,389	484
Cynosure Inc (a)	31,010	670	2,540	55	33,550	725
DexCom Inc (a),*	2,893	83	17,924	515	20,817	598
Endologix Inc (a),*	2,629	48	344,075	6,217	346,704	6,265
Exactech Inc (a),*	132	3	821	19	953	22
Female Health Co/The *	1,375	13	8,521	81	9,896	94
Genomic Health Inc (a),*	1,071	32	6,639	199	7,710	231
Globus Medical Inc (a),*	2,236	43	13,854	266	16,090	309
Greatbatch Inc (a)	12,198	465	—	—	12,198	465
Haemonetics Corp (a),*	2,110	86	13,070	530	15,180	616
Hanger Inc (a),*	965	35	5,982	219	6,947	254
HeartWare International Inc (a),*	676	49	106,112	7,699	106,788	7,748
Henry Schein Inc (a)	—	—	84,318	9,480	84,318	9,480

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Healthcare - Products (continued)
ICU Medical Inc (a),*	490	$30	3,040	$188	3,530	$218
IDEXX Laboratories Inc (a)	—	—	63,798	6,881	63,798	6,881
Insulet Corp (a),*	2,212	86	13,704	535	15,916	621
Integra LifeSciences Holdings Corp (a),*	688	32	4,262	195	4,950	227
LDR Holding Corp (a)	3,800	79	103,862	2,151	107,662	2,230
LipoScience Inc (a)	63,310	314	—	—	63,310	314
Luminex Corp (a),*	1,547	30	9,581	187	11,128	217
MAKO Surgical Corp (a),*	1,737	52	10,761	321	12,498	373
Masimo Corp *	2,013	52	12,467	319	14,480	371
Merge Healthcare Inc (a),*	4,272	11	26,466	67	30,738	78
Meridian Bioscience Inc *	1,747	43	10,819	267	12,566	310
NanoString Technologies Inc (a)	77,733	800	—	—	77,733	800
Natus Medical Inc (a),*	1,174	23	7,285	144	8,459	167
NuVasive Inc (a),*	599	19	3,710	118	4,309	137
NxStage Medical Inc (a),*	2,500	33	15,490	206	17,990	239
PhotoMedex Inc (a),(b),*	283	4	1,748	22	2,031	26
Quidel Corp (a),*	1,198	30	7,423	183	8,621	213
Rochester Medical Corp (a),*	686	14	4,253	85	4,939	99
Sirona Dental Systems Inc (a)	—	—	113,299	8,186	113,299	8,186
Spectranetics Corp (a),*	1,689	35	10,464	219	12,153	254
STAAR Surgical Co (a),*	2,188	29	13,552	179	15,740	208
STERIS Corp *	2,413	109	14,950	676	17,363	785
SurModics Inc (a),*	929	22	5,755	136	6,684	158
TearLab Corp (a),*	1,836	19	288,504	3,009	290,340	3,028
Thoratec Corp (a)	42,897	1,852	14,540	628	57,437	2,480
Utah Medical Products Inc *	218	12	1,358	76	1,576	88
Vascular Solutions Inc (a),*	1,030	20	6,395	125	7,425	145
Volcano Corp (a),*	1,972	38	248,549	4,765	250,521	4,803
West Pharmaceutical Services Inc *	2,830	137	17,542	848	20,372	985
Zeltiq Aesthetics Inc (a),*	1,158	15	7,174	93	8,332	108
		$7,592		$72,448		$80,040
Healthcare - Services - 3.76%
Acadia Healthcare Co Inc (a)	75,667	3,281	334,237	14,493	409,904	17,774
Air Methods Corp *	1,418	62	8,776	384	10,194	446
Alliance HealthCare Services Inc (a),*	123	3	764	19	887	22
Amsurg Corp (a),*	591	25	3,697	159	4,288	184
Bio-Reference Labs Inc (a),*	1,061	34	6,575	213	7,636	247
Capital Senior Living Corp (a),*	1,184	26	7,326	162	8,510	188
Centene Corp (a),*	2,249	126	13,929	782	16,178	908
Covance Inc (a)	—	—	183,171	16,350	183,171	16,350
Emeritus Corp (a),*	1,649	32	10,218	196	11,867	228
Ensign Group Inc/The *	763	33	4,725	201	5,488	234
Gentiva Health Services Inc (a),*	2,006	23	12,428	142	14,434	165
HealthSouth Corp *	2,988	105	18,510	650	21,498	755
Healthways Inc (a),*	1,443	14	8,941	86	10,384	100
ICON PLC (a)	—	—	327,190	13,232	327,190	13,232
IPC The Hospitalist Co Inc (a),*	715	39	90,235	4,944	90,950	4,983
Mednax Inc (a)	—	—	82,286	8,971	82,286	8,971
Molina Healthcare Inc (a),*	1,160	37	7,187	227	8,347	264
Premier Inc (a)	—	—	118,028	3,636	118,028	3,636
Skilled Healthcare Group Inc (a),*	1,158	5	7,183	31	8,341	36
Surgical Care Affiliates Inc (a)	10,750	282	—	—	10,750	282
US Physical Therapy Inc *	787	25	4,884	156	5,671	181
WellCare Health Plans Inc (a)	—	—	116,816	7,789	116,816	7,789
		$4,152		$72,823		$76,975
Holding Companies - Diversified - 0.00%
Horizon Pharma Inc (a),*	1,733	7	10,736	45	12,469	52

Home Builders - 0.49%
Cavco Industries Inc (a),*	395	23	2,452	144	2,847	167
KB Home *	3,022	51	18,722	318	21,744	369
Meritage Homes Corp (a)	38,960	1,768	39,149	1,776	78,109	3,544
Ryland Group Inc/The *	1,928	78	110,545	4,444	112,473	4,522
Standard Pacific Corp (a)	65,916	523	—	—	65,916	523
Taylor Morrison Home Corp (a)	31,689	705	—	—	31,689	705
Winnebago Industries Inc (a),*	1,175	35	7,280	216	8,455	251
		$3,183		$6,898		$10,081
Home Furnishings - 0.70%
American Woodmark Corp (a),*	636	21	3,942	134	4,578	155
Daktronics Inc *	586	7	3,635	43	4,221	50
Harman International Industries Inc	—	—	156,040	12,643	156,040	12,643
iRobot Corp (a),*	1,178	40	7,296	247	8,474	287
La-Z-Boy Inc *	862	20	5,335	123	6,197	143
Select Comfort Corp (a)	31,422	576	13,514	248	44,936	824
TiVo Inc (a),*	2,569	34	15,918	211	18,487	245
Universal Electronics Inc (a),*	92	4	572	22	664	26
		$702		$13,671		$14,373

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Housewares - 0.01%
Libbey Inc (a),*	1,371	$29	8,497	$181	9,868	$210

Insurance - 0.34%
American Equity Investment Life Holding Co *	317	7	1,964	41	2,281	48
Amtrust Financial Services Inc	66,634	2,556	6,332	243	72,966	2,799
Crawford & Co *	633	7	3,924	43	4,557	50
Employers Holdings Inc *	901	27	5,576	168	6,477	195
HCI Group Inc *	594	26	3,684	162	4,278	188
Health Insurance Innovations Inc (a)	25,227	306	—	—	25,227	306
Maiden Holdings Ltd *	425	5	2,633	29	3,058	34
MGIC Investment Corp (a),*	6,450	53	39,960	325	46,410	378
Radian Group Inc *	1,719	25	195,345	2,846	197,064	2,871
Third Point Reinsurance Ltd (a),*	452	7	2,799	44	3,251	51
United Fire Group Inc *	107	3	665	21	772	24
		$3,022		$3,922		$6,944
Internet - 6.12%
1-800-Flowers.com Inc (a),*	1,280	7	7,929	43	9,209	50
Bankrate Inc (a)	—	—	153,600	2,587	153,600	2,587
Brightcove Inc (a)	115,530	1,764	—	—	115,530	1,764
BroadSoft Inc (a),*	1,024	33	207,200	6,779	208,224	6,812
ChannelAdvisor Corp (a)	12,480	435	—	—	12,480	435
Cogent Communications Group Inc *	1,932	68	11,965	420	13,897	488
comScore Inc (a),*	1,527	41	60,125	1,607	61,652	1,648
Constant Contact Inc (a),*	1,119	29	6,930	180	8,049	209
Dealertrack Technologies Inc (a),*	1,442	54	348,371	12,994	349,813	13,048
Dice Holdings Inc (a),*	2,591	19	16,050	118	18,641	137
eGain Corp (a),*	827	9	5,123	59	5,950	68
FireEye Inc (a)	9,877	374	80,094	3,032	89,971	3,406
Global Sources Ltd (a),*	185	1	1,149	9	1,334	10
HealthStream Inc (a),*	844	30	5,224	187	6,068	217
HomeAway Inc (a)	76,275	2,261	621,179	18,418	697,454	20,679
IAC/InterActiveCorp	—	—	49,916	2,665	49,916	2,665
Liquidity Services Inc (a),*	907	24	5,616	147	6,523	171
magicJack VocalTec Ltd (a),*	680	8	4,220	48	4,900	56
Move Inc (a),*	1,742	30	10,786	183	12,528	213
NIC Inc *	2,790	69	17,276	425	20,066	494
OpenTable Inc (a),*	975	68	6,039	420	7,014	488
Orbitz Worldwide Inc (a),*	1,554	14	9,633	89	11,187	103
Overstock.com Inc (a),*	760	18	4,714	110	5,474	128
Pandora Media Inc (a)	—	—	514,790	12,936	514,790	12,936
Perficient Inc (a),*	282	5	1,741	32	2,023	37
Reis Inc (a),*	534	10	3,307	59	3,841	69
Responsys Inc (a),*	2,223	36	13,771	225	15,994	261
RetailMeNot Inc (a),*	451	15	2,797	91	3,248	106
RingCentral Inc (a)	—	—	166,859	3,214	166,859	3,214
Saba Software Inc (a)	106,755	1,238	—	—	106,755	1,238
Sapient Corp (a),*	4,723	75	216,440	3,422	221,163	3,497
Shutterfly Inc (a),*	1,583	78	309,762	15,222	311,345	15,300
Shutterstock Inc (a),*	327	23	111,081	7,864	111,408	7,887
SPS Commerce Inc (a),*	547	37	3,394	231	3,941	268
Stamps.com Inc (a),*	834	38	5,164	235	5,998	273
support.com Inc (a),*	3,291	15	20,380	91	23,671	106
Travelzoo Inc (a),*	464	10	2,879	62	3,343	72
Trulia Inc (a),*	1,008	40	203,671	8,140	204,679	8,180
ValueClick Inc (a),*	3,278	63	20,310	390	23,588	453
VASCO Data Security International Inc (a),*	777	6	4,816	36	5,593	42
VirnetX Holding Corp (a),*	1,558	34	9,648	210	11,206	244
Web.com Group Inc (a),*	1,514	41	9,384	253	10,898	294
WebMD Health Corp (a),*	1,173	41	71,061	2,503	72,234	2,544
XO Group Inc (a),*	1,703	24	10,570	147	12,273	171
Yelp Inc (a),*	1,076	73	149,431	10,124	150,507	10,197
Zillow Inc (a),*	847	67	23,152	1,843	23,999	1,910
Zix Corp (a),*	3,972	16	24,542	100	28,514	116
		$7,341		$117,950		$125,291
Investment Companies - 0.00%
Main Street Capital Corp *	168	5	1,042	32	1,210	37

Leisure Products & Services - 0.18%
Arctic Cat Inc *	550	29	3,405	179	3,955	208
Black Diamond Inc (a)	105,805	1,577	—	—	105,805	1,577
Brunswick Corp/DE *	3,656	165	22,650	1,022	26,306	1,187
Interval Leisure Group Inc *	1,692	41	10,112	245	11,804	286
Life Time Fitness Inc (a),*	820	37	5,079	231	5,899	268
Nautilus Inc (a),*	1,988	16	12,315	98	14,303	114
		$1,865		$1,775		$3,640
Lodging - 0.07%
Boyd Gaming Corp (a),*	2,527	27	131,856	1,392	134,383	1,419

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Lodging (continued)
Monarch Casino & Resort Inc (a),*	300	$5	1,859	$32	2,159	$37
		$32		$1,424		$1,456
Machinery - Construction & Mining - 0.01%
Hyster-Yale Materials Handling Inc *	440	34	2,728	214	3,168	248

Machinery - Diversified - 2.98%
Albany International Corp *	272	10	1,685	62	1,957	72
Altra Holdings Inc *	1,152	35	7,141	217	8,293	252
Applied Industrial Technologies Inc *	1,623	77	10,049	475	11,672	552
Chart Industries Inc (a),*	5,501	591	143,743	15,448	149,244	16,039
Cognex Corp *	3,747	117	71,606	2,237	75,353	2,354
Columbus McKinnon Corp/NY (a),*	179	5	1,108	29	1,287	34
DXP Enterprises Inc (a),*	397	36	2,456	226	2,853	262
Gorman-Rupp Co/The *	688	28	4,265	174	4,953	202
IDEX Corp	—	—	318,555	22,028	318,555	22,028
Lindsay Corp *	548	42	3,394	258	3,942	300
Middleby Corp/The (a)	15,676	3,568	65,583	14,930	81,259	18,498
Tennant Co *	671	41	4,858	295	5,529	336
		$4,550		$56,379		$60,929
Media - 0.23%
Belo Corp *	2,227	31	13,817	190	16,044	221
Cumulus Media Inc (a),*	3,728	22	23,095	138	26,823	160
Entravision Communications Corp *	3,533	24	21,886	148	25,419	172
Nexstar Broadcasting Group Inc *	1,227	54	7,603	337	8,830	391
Saga Communications Inc *	86	4	534	25	620	29
Sinclair Broadcast Group Inc	97,172	3,116	18,110	581	115,282	3,697
		$3,251		$1,419		$4,670
Metal Fabrication & Hardware - 1.19%
CIRCOR International Inc *	84	6	520	38	604	44
Mueller Industries Inc *	1,176	71	7,286	439	8,462	510
Mueller Water Products Inc - Class A *	6,803	58	42,146	361	48,949	419
Olympic Steel Inc *	149	4	927	26	1,076	30
RBC Bearings Inc (a),*	831	57	128,791	8,860	129,622	8,917
Rexnord Corp (a),*	1,948	46	12,073	284	14,021	330
Sun Hydraulics Corp *	782	31	4,840	192	5,622	223
Valmont Industries Inc	—	—	94,058	13,215	94,058	13,215
Worthington Industries Inc *	2,232	91	13,830	561	16,062	652
		$364		$23,976		$24,340
Mining - 0.04%
AMCOL International Corp *	675	22	4,187	134	4,862	156
Coeur Mining Inc (a),*	2,488	30	15,407	188	17,895	218
Materion Corp *	692	21	4,287	128	4,979	149
United States Lime & Minerals Inc (a),*	109	6	678	38	787	44
US Silica Holdings Inc *	782	27	4,842	168	5,624	195
		$106		$656		$762
Miscellaneous Manufacturing - 2.93%
Actuant Corp	—	—	298,469	11,211	298,469	11,211
AO Smith Corp	—	—	75,500	3,900	75,500	3,900
AZZ Inc *	1,086	49	6,725	302	7,811	351
Carlisle Cos Inc	—	—	172,247	12,519	172,247	12,519
Chase Corp *	129	4	804	24	933	28
CLARCOR Inc *	2,118	124	13,120	767	15,238	891
Colfax Corp (a)	—	—	76,658	4,290	76,658	4,290
EnPro Industries Inc (a),*	651	39	4,038	241	4,689	280
Federal Signal Corp (a),*	2,691	37	16,671	228	19,362	265
GP Strategies Corp (a),*	898	25	5,575	156	6,473	181
Handy & Harman Ltd (a),*	313	7	1,940	45	2,253	52
Hexcel Corp (a)	—	—	525,970	22,254	525,970	22,254
Hillenbrand Inc *	1,987	56	12,303	347	14,290	403
John Bean Technologies Corp *	1,234	34	7,642	208	8,876	242
Koppers Holdings Inc *	860	38	5,327	237	6,187	275
Myers Industries Inc *	238	4	1,479	26	1,717	30
Park-Ohio Holdings Corp (a),*	545	23	3,395	141	3,940	164
Polypore International Inc (a),*	1,687	76	10,452	472	12,139	548
Proto Labs Inc (a),*	727	61	4,506	378	5,233	439
Raven Industries Inc *	1,527	51	9,456	316	10,983	367
Smith & Wesson Holding Corp (a),*	2,833	30	16,622	179	19,455	209
Standex International Corp *	158	10	976	60	1,134	70
Sturm Ruger & Co Inc *	805	53	4,988	326	5,793	379
Trimas Corp (a),*	1,886	71	11,684	442	13,570	513
		$792		$59,069		$59,861
Office & Business Equipment - 0.26%
Pitney Bowes Inc	—	—	244,600	5,220	244,600	5,220

Office Furnishings - 0.59%
Herman Miller Inc *	2,453	74	15,194	461	17,647	535
HNI Corp *	1,833	71	11,354	441	13,187	512

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Office Furnishings (continued)
Interface Inc *	2,214	$45	525,985	$10,651	528,199	$10,696
Knoll Inc *	2,061	34	12,763	210	14,824	244
Steelcase Inc *	682	11	4,237	69	4,919	80
		$235		$11,832		$12,067
Oil & Gas - 2.50%
Apco Oil and Gas International Inc (a),*	95	1	588	9	683	10
Approach Resources Inc (a),*	1,245	35	7,711	217	8,956	252
Arabian American Development Co (a),*	1,152	10	7,133	65	8,285	75
Athlon Energy Inc (a)	—	—	16,650	548	16,650	548
Berry Petroleum Co *	683	33	4,225	202	4,908	235
Bill Barrett Corp (a),*	905	25	5,611	155	6,516	180
Bonanza Creek Energy Inc (a),*	1,191	60	7,378	373	8,569	433
Carrizo Oil & Gas Inc (a),*	1,415	62	8,763	384	10,178	446
Delek US Holdings Inc *	1,538	39	9,528	243	11,066	282
Diamondback Energy Inc (a)	54,112	2,795	71,553	3,696	125,665	6,491
Emerald Oil Inc (a)	—	—	331,554	2,885	331,554	2,885
EPL Oil & Gas Inc (a),*	620	20	3,842	123	4,462	143
Evolution Petroleum Corp *	1,086	13	6,729	81	7,815	94
Goodrich Petroleum Corp (a)	13,340	312	35,000	819	48,340	1,131
Gulfport Energy Corp (a)	45,160	2,650	—	—	45,160	2,650
Kodiak Oil & Gas Corp (a),*	10,704	139	66,301	860	77,005	999
Laredo Petroleum Holdings Inc (a)	—	—	332,156	10,552	332,156	10,552
Magnum Hunter Resources Corp (a)	370,214	2,640	—	—	370,214	2,640
Magnum Hunter Resources Corp-Warrants(a),(b),(c)	37,021	—	—	—	37,021	—
Matador Resources Co (a)	—	—	352,378	6,487	352,378	6,487
Oasis Petroleum Inc (a)	—	—	177,302	9,441	177,302	9,441
Panhandle Oil and Gas Inc *	437	15	2,723	91	3,160	106
Rex Energy Corp (a)	82,447	1,772	11,332	244	93,779	2,016
Rosetta Resources Inc (a),*	2,500	150	15,488	928	17,988	1,078
Sanchez Energy Corp (a)	21,070	601	—	—	21,070	601
Synergy Resources Corp (a),*	3,241	34	97,981	1,015	101,222	1,049
Vaalco Energy Inc (a),*	1,867	10	11,562	61	13,429	71
Western Refining Inc *	1,232	40	7,628	246	8,860	286
		$11,456		$39,725		$51,181
Oil & Gas Services - 1.51%
CARBO Ceramics Inc *	347	43	2,153	270	2,500	313
Dril-Quip Inc (a)	—	—	76,145	8,941	76,145	8,941
Edgen Group Inc (a),*	1,093	13	6,775	81	7,868	94
Flotek Industries Inc (a),*	1,981	42	12,267	262	14,248	304
Forum Energy Technologies Inc (a),*	1,286	38	134,821	3,945	136,107	3,983
Geospace Technologies Corp (a),*	530	52	3,274	319	3,804	371
Helix Energy Solutions Group Inc (a)	—	—	401,158	9,491	401,158	9,491
Hornbeck Offshore Services Inc (a),*	123	7	766	42	889	49
ION Geophysical Corp (a),*	1,861	9	11,523	53	13,384	62
Matrix Service Co (a),*	334	7	2,073	43	2,407	50
Newpark Resources Inc (a),*	2,820	36	17,473	223	20,293	259
Oil States International Inc (a)	—	—	54,964	5,971	54,964	5,971
SEACOR Holdings Inc *	108	10	670	66	778	76
Targa Resources Corp *	1,341	104	8,310	645	9,651	749
TGC Industries Inc *	994	7	6,176	45	7,170	52
Thermon Group Holdings Inc (a),*	1,138	27	7,046	166	8,184	193
		$395		$30,563		$30,958
Packaging & Containers - 0.05%
AEP Industries Inc (a),*	278	17	1,723	102	2,001	119
Berry Plastics Group Inc (a),*	2,231	45	13,820	278	16,051	323
Graphic Packaging Holding Co (a),*	8,864	74	54,914	461	63,778	535
		$136		$841		$977
Pharmaceuticals - 4.09%
ACADIA Pharmaceuticals Inc (a),*	2,711	62	16,796	382	19,507	444
AcelRx Pharmaceuticals Inc (a),*	1,492	10	9,244	62	10,736	72
Achillion Pharmaceuticals Inc (a),*	6,315	16	39,106	98	45,421	114
Agios Pharmaceuticals Inc (a),*	382	9	2,368	55	2,750	64
Akorn Inc (a)	144,379	2,951	514,388	10,514	658,767	13,465
Anika Therapeutics Inc (a),*	461	14	2,852	85	3,313	99
Array BioPharma Inc (a),*	7,642	38	47,325	238	54,967	276
Auxilium Pharmaceuticals Inc (a),*	2,088	36	12,940	223	15,028	259
AVANIR Pharmaceuticals Inc (a),*	9,200	37	56,994	231	66,194	268
BioDelivery Sciences International Inc (a),*	1,960	10	12,137	64	14,097	74
BioScrip Inc (a),*	801	6	4,968	35	5,769	41
Cadence Pharmaceuticals Inc (a),*	4,053	20	25,108	124	29,161	144
ChemoCentryx Inc (a),*	1,551	8	9,611	48	11,162	56
Chimerix Inc (a),*	555	8	3,442	52	3,997	60
Clovis Oncology Inc (a),*	659	34	21,525	1,100	22,184	1,134
Corcept Therapeutics Inc (a),*	3,412	6	21,141	36	24,553	42
Cytori Therapeutics Inc (a),*	3,224	7	19,964	41	23,188	48
Depomed Inc (a),*	3,572	26	22,132	159	25,704	185
Dyax Corp (a),*	3,980	33	24,650	203	28,630	236

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Pharmaceuticals (continued)
Enanta Pharmaceuticals Inc (a),*	232	$5	1,438	$29	1,670	$34
Endocyte Inc (a),*	1,983	21	12,281	128	14,264	149
Furiex Pharmaceuticals Inc (a),*	420	16	2,601	102	3,021	118
Hi-Tech Pharmacal Co Inc *	267	11	1,662	72	1,929	83
Hyperion Therapeutics Inc (a),*	535	11	61,484	1,231	62,019	1,242
Idenix Pharmaceuticals Inc (a),*	5,749	19	35,600	117	41,349	136
Infinity Pharmaceuticals Inc (a)	41,086	557	10,821	147	51,907	704
Insys Therapeutics Inc (a)	47,684	1,902	1,997	80	49,681	1,982
Ironwood Pharmaceuticals Inc (a),*	3,395	33	21,028	202	24,423	235
Isis Pharmaceuticals Inc (a)	49,998	1,663	224,881	7,482	274,879	9,145
Jazz Pharmaceuticals PLC (a)	8,810	799	111,190	10,089	120,000	10,888
Keryx Biopharmaceuticals Inc (a),*	3,528	36	21,860	226	25,388	262
Lannett Co Inc (a),*	1,046	25	6,480	153	7,526	178
MannKind Corp (a),*	6,146	30	38,077	186	44,223	216
Natural Grocers by Vitamin Cottage Inc (a)	—	—	17,622	703	17,622	703
Nektar Therapeutics (a),*	2,905	28	17,996	171	20,901	199
Neogen Corp (a),*	1,484	68	9,183	424	10,667	492
Neurocrine Biosciences Inc (a),*	2,793	26	17,306	163	20,099	189
Omnicare Inc	—	—	58,064	3,202	58,064	3,202
Opko Health Inc (a),*	6,883	69	42,618	427	49,501	496
Orexigen Therapeutics Inc (a),*	6,188	30	38,317	187	44,505	217
Pacira Pharmaceuticals Inc/DE (a),*	1,006	51	284,947	14,393	285,953	14,444
Pharmacyclics Inc (a)	—	—	27,240	3,232	27,240	3,232
Portola Pharmaceuticals Inc (a)	39,878	883	3,922	87	43,800	970
Progenics Pharmaceuticals Inc (a),*	3,055	11	18,925	69	21,980	80
Questcor Pharmaceuticals Inc *	2,144	132	13,278	815	15,422	947
Raptor Pharmaceutical Corp (a),*	2,171	31	13,453	193	15,624	224
Regulus Therapeutics Inc (a),*	668	5	4,139	29	4,807	34
Repros Therapeutics Inc (a)	—	—	153,400	2,767	153,400	2,767
Sagent Pharmaceuticals Inc (a),*	1,069	23	6,622	144	7,691	167
Santarus Inc (a),*	2,274	53	14,087	329	16,361	382
Sarepta Therapeutics Inc (a)	45,672	1,779	8,092	315	53,764	2,094
Sciclone Pharmaceuticals Inc (a),*	2,534	12	15,692	74	18,226	86
SIGA Technologies Inc (a),*	2,283	8	14,139	48	16,422	56
Sucampo Pharmaceuticals Inc (a),*	801	5	4,975	31	5,776	36
Synageva BioPharma Corp (a)	19,812	1,007	61,715	3,135	81,527	4,142
TESARO Inc (a)	—	—	122,121	4,701	122,121	4,701
TG Therapeutics Inc (a),*	979	3	6,065	22	7,044	25
Threshold Pharmaceuticals Inc (a),*	3,014	13	18,676	81	21,690	94
USANA Health Sciences Inc (a),*	380	26	2,351	160	2,731	186
Vanda Pharmaceuticals Inc (a),*	2,099	15	13,002	93	15,101	108
ViroPharma Inc (a),*	2,384	92	14,763	573	17,147	665
Vivus Inc (a),*	3,764	35	23,320	219	27,084	254
		$12,864		$70,781		$83,645
Pipelines - 0.07%
Crosstex Energy Inc *	1,784	55	11,026	338	12,810	393
Primoris Services Corp *	1,503	39	9,314	243	10,817	282
SemGroup Corp *	1,584	96	9,813	593	11,397	689
		$190		$1,174		$1,364
Private Equity - 0.09%
GSV Capital Corp (a)	120,166	1,837	—	—	120,166	1,837

Real Estate - 0.01%
HFF Inc *	1,146	28	7,101	174	8,247	202
Kennedy-Wilson Holdings Inc *	360	7	2,233	45	2,593	52
		$35		$219		$254
REITS - 0.36%
Alexander's Inc *	88	28	542	174	630	202
CoreSite Realty Corp *	847	28	5,250	170	6,097	198
DuPont Fabros Technology Inc *	982	25	6,078	151	7,060	176
EastGroup Properties Inc *	1,196	76	7,407	471	8,603	547
Geo Group Inc/The *	1,280	45	7,929	280	9,209	325
Glimcher Realty Trust	73,145	749	33,445	343	106,590	1,092
Healthcare Realty Trust Inc *	1,573	38	9,748	234	11,321	272
Highwoods Properties Inc *	1,172	45	7,261	280	8,433	325
Inland Real Estate Corp *	3,017	32	18,694	200	21,711	232
Investors Real Estate Trust *	349	3	2,164	19	2,513	22
LTC Properties Inc *	1,230	49	7,624	301	8,854	350
National Health Investors Inc *	1,038	65	6,432	402	7,470	467
Potlatch Corp *	1,477	60	9,140	373	10,617	433
PS Business Parks Inc *	770	63	4,772	389	5,542	452
Ryman Hospitality Properties Inc *	1,190	44	7,374	272	8,564	316
Sabra Health Care REIT Inc *	989	27	6,130	165	7,119	192
Saul Centers Inc *	506	24	3,140	148	3,646	172
Sovran Self Storage Inc *	1,211	93	7,507	574	8,718	667
Strategic Hotels & Resorts Inc (a),*	5,548	48	34,365	299	39,913	347
Sun Communities Inc *	1,305	58	8,081	360	9,386	418

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS (continued)
Urstadt Biddle Properties Inc *	1,234	$24	7,641	$151	8,875	$175
		$1,624		$5,756		$7,380
Retail - 8.32%
Aeropostale Inc (a),*	2,857	27	17,696	164	20,553	191
AFC Enterprises Inc (a),*	1,021	46	6,321	282	7,342	328
ANN Inc (a),*	2,016	71	159,859	5,653	161,875	5,724
Asbury Automotive Group Inc (a),*	1,145	55	7,096	341	8,241	396
Big 5 Sporting Goods Corp *	1,077	20	6,671	126	7,748	146
BJ's Restaurants Inc (a),*	890	24	190,863	5,165	191,753	5,189
Bloomin' Brands Inc (a),*	2,312	58	14,324	359	16,636	417
Bravo Brio Restaurant Group Inc (a),*	1,190	18	7,373	110	8,563	128
Brown Shoe Co Inc *	1,711	38	10,602	238	12,313	276
Buckle Inc/The *	1,188	58	7,359	360	8,547	418
Buffalo Wild Wings Inc (a),*	690	98	34,943	4,983	35,633	5,081
Burlington Stores Inc (a)	—	—	36,300	972	36,300	972
Cabela's Inc (a)	—	—	136,610	8,104	136,610	8,104
Casey's General Stores Inc *	1,671	122	10,356	755	12,027	877
CEC Entertainment Inc *	779	36	4,574	212	5,353	248
Cheesecake Factory Inc/The *	2,278	108	14,112	667	16,390	775
Children's Place Retail Stores Inc/The (a),*	504	27	3,119	170	3,623	197
Christopher & Banks Corp (a)	115,940	669	—	—	115,940	669
Chuy's Holdings Inc (a)	29,059	1,093	22,715	854	51,774	1,947
Conn's Inc (a),*	812	49	275,836	16,672	276,648	16,721
Cracker Barrel Old Country Store Inc *	839	92	5,198	571	6,037	663
Denny's Corp (a),*	4,484	28	27,774	176	32,258	204
Destination Maternity Corp *	778	24	4,824	151	5,602	175
Dick's Sporting Goods Inc	—	—	140,349	7,468	140,349	7,468
DineEquity Inc *	553	45	3,425	281	3,978	326
Diversified Restaurant Holdings Inc (a)	50,864	351	—	—	50,864	351
DSW Inc	—	—	26,326	2,308	26,326	2,308
Express Inc (a),*	3,646	85	108,188	2,511	111,834	2,596
Fiesta Restaurant Group Inc (a),*	722	31	4,467	189	5,189	220
Fifth & Pacific Cos Inc (a)	78,710	2,085	—	—	78,710	2,085
Finish Line Inc/The *	1,102	28	6,825	171	7,927	199
First Cash Financial Services Inc (a),*	1,214	73	7,519	455	8,733	528
Five Below Inc (a)	34,552	1,668	309,898	14,957	344,450	16,625
Francesca's Holdings Corp (a)	31,196	561	11,421	205	42,617	766
Genesco Inc (a),*	725	49	4,486	306	5,211	355
Haverty Furniture Cos Inc *	299	8	1,856	52	2,155	60
Hibbett Sports Inc (a),*	1,110	65	174,560	10,182	175,670	10,247
HSN Inc *	1,417	74	8,776	460	10,193	534
Jack in the Box Inc (a)	35,934	1,462	9,393	382	45,327	1,844
Kirkland's Inc (a),*	632	11	3,916	70	4,548	81
Krispy Kreme Doughnuts Inc (a),*	2,737	66	121,657	2,951	124,394	3,017
Lithia Motors Inc	17,235	1,083	5,749	361	22,984	1,444
Lumber Liquidators Holdings Inc (a)	15,453	1,765	158,760	18,129	174,213	19,894
Nathan's Famous Inc (a),*	173	9	1,077	55	1,250	64
New York & Co Inc (a),*	1,114	6	6,903	35	8,017	41
Office Depot Inc (a),*	3,941	22	24,418	136	28,359	158
Papa John's International Inc *	672	51	4,156	314	4,828	365
Penske Automotive Group Inc	33,639	1,333	3,742	148	37,381	1,481
PetMed Express Inc *	1,285	19	7,960	118	9,245	137
Pier 1 Imports Inc *	4,050	85	25,090	524	29,140	609
PriceSmart Inc *	692	79	103,858	11,818	104,550	11,897
Red Robin Gourmet Burgers Inc (a)	24,393	1,858	23,087	1,759	47,480	3,617
Restoration Hardware Holdings Inc (a)	12,563	877	225,624	15,735	238,187	16,612
Rite Aid Corp (a),*	19,201	102	118,946	634	138,147	736
Ruth's Hospitality Group Inc *	2,291	28	14,219	173	16,510	201
Sears Hometown and Outlet Stores Inc (a),*	358	10	2,222	62	2,580	72
Sonic Corp (a),*	1,990	38	12,328	238	14,318	276
Stage Stores Inc	—	—	153,470	3,169	153,470	3,169
Stein Mart Inc *	939	14	5,821	86	6,760	100
Susser Holdings Corp (a),*	652	36	115,912	6,356	116,564	6,392
Texas Roadhouse Inc *	2,674	73	16,557	454	19,231	527
Tile Shop Holdings Inc (a)	61,398	1,371	—	—	61,398	1,371
Tilly's Inc (a)	45,685	665	—	—	45,685	665
Vera Bradley Inc (a),*	1,342	30	8,317	184	9,659	214
Vitamin Shoppe Inc (a),*	1,285	60	7,963	374	9,248	434
Zumiez Inc (a),*	1,347	40	8,346	247	9,693	287
		$19,077		$151,142		$170,219
Savings & Loans - 0.06%
B of I Holding Inc (a),*	522	32	3,235	195	3,757	227
Northfield Bancorp Inc/NJ *	862	11	5,342	69	6,204	80
Oritani Financial Corp *	894	14	5,535	90	6,429	104
Pacific Premier Bancorp Inc (a)	47,772	665	—	—	47,772	665
Roma Financial Corp (a),*	415	8	2,573	50	2,988	58
		$730		$404		$1,134

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Semiconductors - 2.56%
Ambarella Inc (a),*	1,209	$25	7,491	$154	8,700	$179
Applied Micro Circuits Corp (a),*	2,660	31	585,857	6,831	588,517	6,862
Cabot Microelectronics Corp (a),*	1,003	41	6,211	254	7,214	295
Cavium Inc (a)	34,441	1,388	382,503	15,418	416,944	16,806
Cirrus Logic Inc (a),*	1,649	37	10,214	229	11,863	266
Cypress Semiconductor Corp (a),*	5,319	49	32,950	306	38,269	355
Diodes Inc (a),*	1,191	29	7,380	179	8,571	208
Entegris Inc (a),*	1,339	14	8,294	86	9,633	100
Exar Corp (a),*	2,420	28	14,995	173	17,415	201
GT Advanced Technologies Inc (a),*	3,653	27	22,632	170	26,285	197
Hittite Microwave Corp (a),*	1,359	87	8,415	538	9,774	625
Inphi Corp (a)	71,195	1,050	—	—	71,195	1,050
Lattice Semiconductor Corp (a),*	1,951	10	12,086	62	14,037	72
Microsemi Corp (a)	24,447	614	19,019	478	43,466	1,092
Monolithic Power Systems Inc *	1,338	43	8,289	264	9,627	307
OmniVision Technologies Inc (a),*	305	4	1,894	27	2,199	31
PMC - Sierra Inc (a),*	5,580	33	34,571	203	40,151	236
Power Integrations Inc *	1,055	61	162,659	9,343	163,714	9,404
Rambus Inc (a),*	4,038	35	25,017	219	29,055	254
Semtech Corp (a),*	2,861	89	17,722	551	20,583	640
Silicon Image Inc (a),*	4,966	26	30,764	162	35,730	188
SunEdison Inc (a),*	9,715	90	60,161	559	69,876	649
Teradyne Inc (a)	—	—	443,180	7,751	443,180	7,751
Ultratech Inc (a),*	1,163	28	7,206	171	8,369	199
Veeco Instruments Inc (a),*	555	16	151,619	4,428	152,174	4,444
		$3,855		$48,556		$52,411
Software - 12.01%
Accelrys Inc (a)	—	—	873,849	8,170	873,849	8,170
ACI Worldwide Inc (a),*	1,450	80	8,982	495	10,432	575
Acxiom Corp (a),*	1,193	40	52,777	1,754	53,970	1,794
Advent Software Inc *	1,424	48	8,822	296	10,246	344
American Software Inc/Georgia *	1,570	14	9,733	85	11,303	99
Aspen Technology Inc (a),*	3,818	146	295,793	11,308	299,611	11,454
athenahealth Inc (a),*	1,517	203	9,400	1,255	10,917	1,458
AVG Technologies NV (a),*	1,533	31	9,501	191	11,034	222
Blackbaud Inc *	1,973	71	12,223	440	14,196	511
Bottomline Technologies de Inc (a),*	1,377	43	8,528	268	9,905	311
Broadridge Financial Solutions Inc	—	—	414,859	14,586	414,859	14,586
CommVault Systems Inc (a),*	2,028	158	161,375	12,600	163,403	12,758
Computer Programs & Systems Inc *	464	26	2,874	164	3,338	190
Concur Technologies Inc (a)	—	—	54,107	5,660	54,107	5,660
Cornerstone OnDemand Inc (a)	25,563	1,211	142,492	6,750	168,055	7,961
CSG Systems International Inc *	1,174	33	7,272	203	8,446	236
Cvent Inc (a),*	310	10	40,165	1,244	40,475	1,254
Demandware Inc (a),*	581	29	222,525	11,004	223,106	11,033
E2open Inc (a)	—	—	105,457	2,373	105,457	2,373
Ebix Inc *	1,382	16	8,561	97	9,943	113
Envestnet Inc (a),*	977	35	179,253	6,507	180,230	6,542
EPAM Systems Inc (a)	79,090	2,963	30,451	1,141	109,541	4,104
Fair Isaac Corp *	1,551	89	134,609	7,710	136,160	7,799
Guidewire Software Inc (a)	23,326	1,183	274,657	13,930	297,983	15,113
Imperva Inc (a)	44,399	1,702	5,387	206	49,786	1,908
Infoblox Inc (a)	80,582	3,582	97,960	4,354	178,542	7,936
Informatica Corp (a)	—	—	328,752	12,690	328,752	12,690
Interactive Intelligence Group Inc (a),*	669	41	347,417	21,349	348,086	21,390
Jive Software Inc (a)	100,674	1,096	—	—	100,674	1,096
MedAssets Inc (a),*	2,493	57	15,444	356	17,937	413
Medidata Solutions Inc (a),*	1,100	121	18,138	2,001	19,238	2,122
MicroStrategy Inc (a),*	331	40	2,040	249	2,371	289
Monotype Imaging Holdings Inc *	1,653	47	10,240	289	11,893	336
Omnicell Inc (a)	38,135	880	7,753	179	45,888	1,059
PDF Solutions Inc (a)	33,479	769	10,174	234	43,653	1,003
Pegasystems Inc *	757	29	322,924	12,291	323,681	12,320
Progress Software Corp (a),*	1,181	31	7,317	190	8,498	221
Proofpoint Inc (a)	60,751	1,922	86,597	2,740	147,348	4,662
PROS Holdings Inc (a),*	945	33	5,855	207	6,800	240
PTC Inc (a),*	4,354	121	464,549	12,878	468,903	12,999
QAD Inc *	420	6	2,608	39	3,028	45
Qlik Technologies Inc (a)	76,510	1,939	23,215	588	99,725	2,527
Quality Systems Inc *	1,707	39	10,578	241	12,285	280
Rally Software Development Corp (a)	46,570	1,249	—	—	46,570	1,249
RealPage Inc (a),*	1,698	42	10,518	258	12,216	300
Rosetta Stone Inc (a),*	742	11	4,598	70	5,340	81
SS&C Technologies Holdings Inc (a),*	2,506	98	319,572	12,559	322,078	12,657
Synchronoss Technologies Inc (a),*	1,063	37	6,581	228	7,644	265
Tableau Software Inc (a)	—	—	50,050	3,076	50,050	3,076
Take-Two Interactive Software Inc (a),*	2,952	53	18,289	327	21,241	380

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Software (continued)
Tangoe Inc (a),*	1,335	$25	8,266	$158	9,601	$183
Tyler Technologies Inc (a),*	1,362	132	8,438	816	9,800	948
Ultimate Software Group Inc/The (a)	17,973	2,777	161,176	24,899	179,149	27,676
Veeva Systems Inc (a)	5,000	195	—	—	5,000	195
Verint Systems Inc (a),*	2,299	84	14,241	520	16,540	604
		$23,587		$222,223		$245,810
Storage & Warehousing - 0.15%
Mobile Mini Inc (a)	—	—	36,900	1,333	36,900	1,333
Wesco Aircraft Holdings Inc (a)	96,033	1,759	3,608	66	99,641	1,825
		$1,759		$1,399		$3,158
Telecommunications - 3.19%
8x8 Inc (a)	198,959	2,280	16,266	186	215,225	2,466
ADTRAN Inc *	1,637	38	10,144	238	11,781	276
Alliance Fiber Optic Products Inc *	736	14	4,567	85	5,303	99
Anaren Inc (a),*	122	3	758	19	880	22
Anixter International Inc (a),*	672	57	4,157	355	4,829	412
ARRIS Group Inc (a),*	4,360	78	27,008	482	31,368	560
Aruba Networks Inc (a)	63,595	1,193	25,724	483	89,319	1,676
Atlantic Tele-Network Inc *	584	32	3,631	201	4,215	233
CalAmp Corp (a)	80,438	1,893	7,910	186	88,348	2,079
Ciena Corp (a)	80,499	1,873	541,423	12,599	621,922	14,472
Cincinnati Bell Inc (a),*	4,619	13	28,654	82	33,273	95
Comverse Inc (a),*	800	25	4,964	157	5,764	182
Consolidated Communications Holdings Inc *	1,739	32	10,784	201	12,523	233
Cyan Inc (a)	75,953	358	—	—	75,953	358
DigitalGlobe Inc (a)	—	—	325,705	10,364	325,705	10,364
EXFO Inc (a),(b)	—	—	524,061	2,930	524,061	2,930
Fairpoint Communications Inc (a),*	1,160	11	7,187	67	8,347	78
General Communication Inc (a),*	2,009	19	12,442	118	14,451	137
Gigamon Inc (a)	34,648	1,067	1,134	35	35,782	1,102
HickoryTech Corp *	798	11	4,938	66	5,736	77
IDT Corp - Class B *	946	21	5,864	128	6,810	149
Infinera Corp (a),*	3,780	39	873,282	8,916	877,062	8,955
Inteliquent Inc *	821	10	5,085	65	5,906	75
InterDigital Inc/PA *	1,773	69	10,983	426	12,756	495
IPG Photonics Corp	24,237	1,606	7,395	490	31,632	2,096
Ixia (a)	117,178	1,661	15,067	214	132,245	1,875
KVH Industries Inc (a),*	845	12	5,237	72	6,082	84
LogMeIn Inc (a),*	885	29	212,303	6,857	213,188	6,886
Loral Space & Communications Inc *	473	34	2,935	210	3,408	244
Lumos Networks Corp *	911	20	5,662	125	6,573	145
Neonode Inc (a)	70,730	383	—	—	70,730	383
NTELOS Holdings Corp *	994	19	6,163	117	7,157	136
Plantronics Inc *	1,687	72	10,455	449	12,142	521
Premiere Global Services Inc (a),*	752	7	4,666	42	5,418	49
RF Micro Devices Inc (a),*	8,965	47	55,508	292	64,473	339
RigNet Inc (a),*	749	28	4,638	171	5,387	199
Ruckus Wireless Inc (a),*	1,583	23	9,809	142	11,392	165
Shenandoah Telecommunications Co *	1,387	38	8,595	238	9,982	276
Sonus Networks Inc (a)	—	—	550,094	1,650	550,094	1,650
Tessco Technologies Inc *	24	1	154	6	178	7
Ubiquiti Networks Inc *	804	31	4,983	192	5,787	223
ViaSat Inc (a),*	1,443	95	35,086	2,320	36,529	2,415
West Corp *	918	20	5,689	125	6,607	145
		$13,262		$52,101		$65,363
Textiles - 0.02%
Culp Inc *	457	9	2,836	55	3,293	64
G&K Services Inc *	210	13	1,303	81	1,513	94
UniFirst Corp/MA *	338	35	2,097	216	2,435	251
		$57		$352		$409
Transportation - 3.25%
Echo Global Logistics Inc (a),*	1,125	21	6,970	128	8,095	149
Forward Air Corp *	1,267	51	7,847	318	9,114	369
Genesee & Wyoming Inc (a)	—	—	123,922	12,372	123,922	12,372
Heartland Express Inc *	2,232	32	13,824	199	16,056	231
HUB Group Inc (a),*	1,577	58	9,766	359	11,343	417
Kirby Corp (a)	—	—	154,304	13,654	154,304	13,654
Knight Transportation Inc *	2,507	43	557,897	9,468	560,404	9,511
Landstar System Inc	—	—	152,999	8,459	152,999	8,459
Matson Inc *	1,785	48	11,060	300	12,845	348
PHI Inc (a),*	69	3	430	17	499	20
Roadrunner Transportation Systems Inc (a)	110,783	2,936	280,157	7,424	390,940	10,360
Saia Inc (a),*	1,015	33	6,293	205	7,308	238
Swift Transportation Co (a),*	3,597	78	22,286	486	25,883	564
Universal Truckload Services Inc *	345	9	2,140	57	2,485	66
UTI Worldwide Inc *	2,340	36	629,636	9,570	631,976	9,606
Werner Enterprises Inc *	818	19	5,066	117	5,884	136

COMMON STOCKS (continued)	SmallCap Growth Fund II Shares Held	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Shares Held	SmallCap Growth Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Transportation (continued)
YRC Worldwide Inc (a),*	140	1	867	8	1,007	9
		$3,368		$63,141		$66,509
Trucking & Leasing - 0.01%
TAL International Group Inc *	577		3,571	173	4,148	201

Water - 0.01%
American States Water Co *	256	7	1,598	46	1,854	53
SJW Corp *	283	8	1,760	50	2,043	58
York Water Co *	642	14	3,979	82	4,621	96
		$29		$178		$207
TOTAL COMMON STOCKS		$201,324		$1,741,666		$1,942,990

REPURCHASE AGREEMENTS - 5.33%	SmallCap Growth Fund II Maturity Amount (000's)	SmallCap Growth Fund II Value (000's)	SmallCap Growth Fund I Maturity Amount (000's)	SmallCap Growth Fund I Value (000's)	Combined Portfolio Maturity Amount (000's)	Combined Portfolio Value (000's)
Banks - 5.33%
Investment in Joint Trading Account; Barclays Bank PLC Repurchase Agreement; 0.07% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $26,497,473; 0.25% - 2.63%; dated 06/30/15 - 08/15/20)	$2,440	$2,440	$23,539	$23,539	$25,979	$25,979
Investment in Joint Trading Account; Credit Suisse Repurchase Agreement; 0.08% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $19,873,103; 0.00%; dated 08/15/16 - 08/15/37)	1,830	1,830	17,654	17,653	19,484	19,483
Investment in Joint Trading Account; Deutsche Bank Repurchase Agreement; 0.11% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $44,162,454; 0.00% - 5.50%; dated 12/27/13 - 07/15/36)	4,066	4,066	39,231	39,231	43,297	43,297
Investment in Joint Trading Account; Merrill Lynch Repurchase Agreement; 0.09% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $20,666,174; 0.00% - 7.13%; dated 03/15/14 - 01/15/48)	1,903	1,903	18,358	18,357	20,261	20,260
		$10,239		$98,780		$109,019
TOTAL REPURCHASE AGREEMENTS		$10,239		$98,780		$109,019
Total Investments		$211,563		$1,840,446		$2,052,009
Liabilities in Excess of Other Assets, Net -- (0.30%)		$362		(6,407)		(6,045)
TOTAL NET ASSETS -- 100.00%		$211,925		$1,834,039		$2,045,964

(a)	Non-Income Producing Security
*	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(b)	Security is Illiquid
(c)
Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector	SmallCap Growth Fund II	SmallCap Growth Fund I	Combined Portfolio
Consumer, Non-cyclical	22.08%	29.30%	28.58%
Consumer, Cyclical	20.33%	13.05%	13.78%
Technology	14.03%	16.80%	16.51%
Industrial	11.45%	15.97%	15.51%
Financial	13.92%	10.05%	10.46%
Communications	11.26%	9.54%	9.72%
Energy	5.71%	3.96%	4.13%
Basic Materials	1.02%	1.65%	1.59%
Utilities	0.03%	0.03%	0.02%
Diversified	0.00%	0.00%	0.00%
Liabilities in Excess of Other Assets, Net	0.17%	(0.35)%	(0.30)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Combined Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/Depreciation
Russell 2000 Mini; December 2013	Long	1,044	$111,883	$114,610	$2,727
Total					$2,727
Amounts in thousand except contracts

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

1. Description of the Funds

SmallCap Growth Fund II and SmallCap Growth Fund I are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On December 10, 2013, the Board of Directors of Principal Funds, Inc., SmallCap Growth Fund II approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, SmallCap Growth Fund I will acquire all the assets of SmallCap Growth Fund II subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of SmallCap Growth Fund I.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2013. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of SmallCap Growth Fund II and SmallCap Growth Fund I at October 31, 2013. The unaudited pro forma statements of operations reflect the results of operations of SmallCap Growth Fund II and SmallCap Growth Fund I for the twelve months ended October 31, 2013. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Growth Fund II and SmallCap Growth Fund I under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of SmallCap Growth Fund I for pre-combination periods will not be restated. SmallCap Growth Fund I is the survivor for accounting and legal purposes.

Principal Management Corporation (the “Manager”) will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $25,000. SmallCap Growth Fund II will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of SmallCap Growth Fund I and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $29,000 for SmallCap Growth Fund II. The estimated gain would be $7,597,000 ($0.48 per share) for SmallCap Growth Fund II on a U.S. GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. SmallCap Growth Fund II and SmallCap Growth Fund I (the Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates fair value. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

3. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress at this time.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013, SmallCap Growth Fund I and SmallCap Growth Fund II each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

4. Operating Policies (Continued)

In addition, the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2013, SmallCap Growth Fund I and SmallCap Growth Fund II borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. The Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

4. Operating Policies (Continued)
Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2013			Liability Derivatives October 31, 2013
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$2,426	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—
SmallCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$301	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—

*
Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$22,955	$4,813
SmallCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$2,099	$480
Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2013.
5. Fair Valuation
Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

•
Level 3 - Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

5. Fair Valuation (Continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

5. Fair Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2013, in valuing the Funds’ securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
SmallCap Growth Fund I
Common Stocks*	$1,741,666	$—	$—	$1,741,666
Repurchase Agreements	—	98,780	—	98,780
Total investments in securities	$1,741,666	$98,780	$—	$1,840,446

Assets
Equity Contracts**
Futures	$2,426	$—	$—	$2,426

SmallCap Growth Fund II
Common Stocks*	$201,324	$—	$—	$201,324
Repurchase Agreements	—	10,239	—	10,239
Total investments in securities	$201,324	$10,239	$—	$211,563

Assets
Equity Contracts**
Futures	$301	$—	$—	$301

* For additional detail regarding sector classifications, please see the Schedule of Investments.
** Futures are valued at the unrealized appreciation/(depreciation) of the investment.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of SmallCap Growth Fund I that would have been issued at October 31, 2013, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of SmallCap Growth Fund II as of October 31, 2013, divided by the net asset value per share of SmallCap Growth Fund I as of October 31, 2013. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2013. The expenses of SmallCap Growth Fund II were adjusted assuming the fee structure of SmallCap Growth Fund I was in effect for the twelve months ended October 31, 2013.